FUND TYPE:
-----------------------------------

Money market


INVESTMENT OBJECTIVES:
-----------------------------------

High current income,
preservation of capital and
maintenance of liquidity



PRUDENTIAL
GOVERNMENT
SECURITIES TRUST

-----------------------------------
MONEY MARKET SERIES

PROSPECTUS DATED MARCH 29, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
                                                  [LOGO] PRUDENTIAL
                                                         INVESTMENTS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

1    RISK/RETURN SUMMARY
1    Investment Objectives and Principal Strategies
1    Principal Risks
2    Evaluating Performance
3    Fees and Expenses

4    HOW THE SERIES INVESTS
4    Investment Objectives and Policies
5    Additional Strategies
6    Investment Risks

7    HOW THE SERIES IS MANAGED
7    Board of Trustees
7    Manager
7    Investment Adviser
7    Distributor
8    Year 2000 Readiness Disclosure

9    SERIES DISTRIBUTIONS AND TAX ISSUES
9    Distributions
10   Tax Issues

11   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
11   How to Buy Shares
17   How to Sell Your Shares
19   How to Exchange Your Shares

22   FINANCIAL HIGHLIGHTS
22   Class A Shares
23   Class Z Shares

24   THE PRUDENTIAL MUTUAL FUND FAMILY

     FOR MORE INFORMATION (Back Cover)


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


RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


This section highlights key information about the MONEY MARKET SERIES, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objectives are HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. To achieve our objectives, we invest primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The money market securities in which the Series invests are generally subject to the risk that the obligations may lose value because interest rates change. In addition, certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Repurchase agreements have the risk of losing value if the seller defaults or the value of the collateral securing the repurchase agreement declines. Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in high-quality securities, limits the average maturity of the portfolio to 90 days or less, and limits the maturity of any security to no more than 13 months. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



--------------------------------------------------------------------------------
MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations--provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                               1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------




EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The table shows how the Fund's average annual returns for the periods indicated compare with those of a broad group of similar mutual funds. They demonstrate the risk of investing in the Series and how returns can change from year to year. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


  ANNUAL RETURNS1 (CLASS A SHARES)


[THE FOLLOWING TABLE REPRESENTS A BAR CHART IN THE PRINTED PIECE]


1989      8.77%
1990      7.83%
1991      5.96%
1992      3.57%
1993      2.62%
1994      3.29%
1995      5.20%
1996      4.74%
1997      4.87%
1998      4.87%





BEST QUARTER: 2.27% (2nd quarter of 1989) WORST QUARTER: 0.63%
(2nd quarter of 1993)

  AVERAGE ANNUAL RETURNS1 (AS OF 12-31-98)
--------------------------------------------------------------------------------
                         1 YR        5 YRS      10 YRS       SINCE INCEPTION
  Class A shares        4.82%        4.67%       5.14%     6.29% (since 1-12-82)
  Class Z shares        4.94%          n/a         n/a     5.06% (since 3-1-96)
  Lipper Average2       4.89%        4.72%       5.10%             N/A

  7 DAY YIELD1 (AS OF 12-31-98)
  Class A shares         4.34%
  Class Z shares         4.47%
  IBC Average3           4.53%

1 THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
2 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE
  LIPPER U.S. TAXABLE MONEY MARKET FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.45% FOR CLASS A AND 4.84% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.
3 THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE
  INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA ALL TAXABLE MONEY MARKET FUND CATEGORY.


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

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------



 FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold each share class of the Series -- Class A and Z. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

  SHAREHOLDER FEES1 (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                              CLASS A  CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)                None     None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   purchase price or sale proceeds)                             None     None
  Maximum sales charge (load) imposed
   on reinvested dividends and other distributions              None     None
  Redemption fees                                               None     None
  Exchange fee                                                  None     None

  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
--------------------------------------------------------------------------------
                                                              CLASS A  CLASS Z
  Management fees                                             0.400%   0.400%
  + Distribution and service (12b-1) fees                     0.125%     None
  + Other expenses                                            0.275%   0.270%
  = TOTAL ANNUAL SERIES OPERATING EXPENSES                    0.800%   0.670%

1 YOUR BROKER MAY CHARGE YOU A SEPARATE AND ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

EXAMPLE
This example will help you compare the fees and expenses of the Series' two share classes and the cost of investing in the Series with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                             1 YR         3 YRS          5 YRS         10 YRS
  Class A shares              $82          $255           $444           $990
  Class Z shares              $68          $214           $373           $835



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                                                                               3

HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND POLICIES
The Series' investment objectives are HIGH CURRENT INCOME, THE PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. While we make every effort to achieve our objectives, we can't guarantee success.
     The Series invests in SHORT-TERM MONEY MARKET INSTRUMENTS issued or guaranteed by the United States Government or its agencies or instrumentalities to try to provide investors with high current income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. All securities that we purchase will be denominated in U.S. dollars. The Series will invest at least 80% of its total assets in United States Government securities, including repurchase agreements with respect to such securities.
     U.S. Government securities include DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.
     Treasury debt obligations are sometimes "stripped" into their component parts--the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rate rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
     The Fund may also invest in CERTIFICATES OF DEPOSIT, which are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. Some certificates of deposit may be insured, such as certificates of deposit insured by the Federal Deposit Insurance Corporation.
     The Series may also use REPURCHASE AGREEMENTS with respect to U.S. Government securities, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party that creates a fixed return for the Series.


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

HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


     The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.
     For more information about this Series and its investments, see "Investment Risks" and the Statement of Additional Information, "Descriptions of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover of this prospectus.
     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

ADDITIONAL STRATEGIES
In addition to the principal strategies discussed above, we may also use the following investment strategies to try to increase the Series' returns or protect its assets if market conditions warrant.
     The Series may purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.
     Any of the money market securities that the Series may purchase may be accompanied by a put or call, that is, the right to sell (put) or purchase
(call) the instrument at an agreed-upon price.
     The Series also follows certain policies when it BORROWS MONEY (the Series may borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Series may lend up to 30% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including securities without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


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                                                                               5

HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other investments. See, too, "Description of the Trust, Its Investments and Risks," in the SAI.






   INVESTMENT TYPE
  % OF SERIES' ASSETS            RISKS                           POTENTIAL REWARDS
------------------------------------------------------------------------------------------
  HIGH-QUALITY MONEY           o Credit risk--the risk that     o May preserve the Series'
  MARKET OBLIGATIONS             default of an issuer would       assets
  OF ALL TYPES                   leave the Series with
                                 unpaid interest or principal

  UP TO 100% OF TOTAL ASSETS   o Market risk--the risk that     o Regular interest income
                                 the market value of an
                                 instrument may move up         o Generally are more secure
                                 or down sometimes rapidly        than lower quality debt
                                 or unpredictably. Market         securities and stock and
                                 risk may affect an industry,     other equity securities
                                 a sector or the market as a
                                 whole

                                 Limited potential for
                                 capital appreciation
----------------------------------------------------------------------------------------------
 ILLIQUID SECURITIES           o May be difficult to value       o May offer a more
                                 precisely                         attractive yield or greater
                                                                   potential for growth
 UP TO 10% OF NET ASSETS       o May be difficult to sell at       than more widely traded
                                 the time and price desired        securities
----------------------------------------------------------------------------------------------






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


HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------


BOARD OF TRUSTEES
The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Series' officers who conduct and supervise the daily business operation of the Series.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

     Under a management agreement with Government Securities Trust (the "Trust"), PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended November 30, 1998, the Series paid PIFM management fees of .40 of 1% up to $1 billion, .375 of 1% up to 1.5 billion, .35 of 1% on greater than $1.5 billion of the Series' average net assets.
     As of January 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.7 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
     Prudential Investments Fixed Income Group is organized into teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection within those guidelines.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Series. The Series



--------------------------------------------------------------------------------
                                                                               7

HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------


has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Series and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Series, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Series that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Series and its Trustees receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Series. Moreover, the Series at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
     Additionally, issuers of securities generally as well as those purchased by the Series may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.



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


SERIES DISTRIBUTION AND TAX ISSUES
--------------------------------------------------------------------------------








Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state income tax in the state in which you reside.
     The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series pays DIVIDENDS out of any net investment income plus short-term capital gains, to shareholders every month. For example, if the Series owns a U.S. Treasury security and the security pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income whether or not they are reinvested in the Series.
     Although the Series is not likely to realize long-term capital gains because of the types of securities we purchase, any such CAPITAL GAINS will be paid to shareholders (typically once a year). LONG-TERM capital gains are generated when the Series sells assets which it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.
     For your convenience, Series dividends and distributions of capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Series. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions are subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.




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                                                                               9

SERIES DISTRIBUTION AND TAX ISSUES
--------------------------------------------------------------------------------


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
     Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in December of a calendar year, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.



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


HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------





HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

     PRUDENTIAL MUTUAL FUND SERVICES LLC
     ATTN: INVESTMENT SERVICES
     P.O. BOX 15020
     NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
The Series offers Class A and Class Z shares. Except as noted below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for Class Z shares. Class Z shares of the Series are available for purchase only by any of the following:
     o Any Benefit Plan, as defined above, and certain nonqualified plans provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets
     o Participants in any fee-based program or trust program sponsored by Prudential which includes mutual funds as investment options and the Series as an available option
     o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
     o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996, were either Class Z shareholders of the Prudential mutual funds or executed a letter of intent to purchase Class Z shares of the Prudential mutual funds


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                                                                              11

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


     o Current and former Directors/Trustees of the Prudential mutual funds (including the Series)
     o Employees of Prudential who participate in a Prudential-sponsored employee savings plan
     o  Prudential with an investment of $10 million or more.

     All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

PURCHASES THROUGH PRUDENTIAL SECURITIES
Purchases of Class A shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).
     The Autosweep program allows you to designate the Series as your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities financial advisor.
     For individual retirement accounts (IRAs) and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
     For accounts other than IRAs and Benefit Plans, shares of the Series will be purchased as follows:
     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance
     o When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date
     o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month.


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


HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


     Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.
     You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
     Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Series and will, in turn, send you account statements showing your purchases, sales and dividends.
     The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, your should contact your Prudential Securities financial advisor.

MANUAL PURCHASES
You may make a manual purchase (that is, a nonmoney market sweep purchase) of Series shares in either of the following situations:
     o You do not participate in a money market sweep program (the Autosweep program), or
     o You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.

     The minimum initial investment for a manual purchase for Class A shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.
     If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit


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                                                                              13

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------



balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers federal funds on the business day after settlement).
     If you make a manual purchase through the Series' Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Series, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York Time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Series. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Series.

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Series. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
     The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1.
     We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase or sell shares of the Series or when changes in the value of the Series' portfolio do not materially affect the NAV.



--------------------------------------------------------------------------------
14  MONEY MARKET SERIES                         [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or notify your financial adviser, or notify the Transfer Agent in writing (at the address below) not less than five full business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans,


--------------------------------------------------------------------------------
                                                                              15

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks.

MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the following:

PRUDENTIAL MUTUAL FUND SERVICES LLC,
ATTN: CUSTOMER SERVICE,
P.O. BOX 15005
NEW BRUNSWICK, NEW JERSEY 08906-5005

The application form must be signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Sub-accounts may be identified by name and number within the master account name. The investment minimums set forth above apply to the aggregate amounts invested by a group and not the amount credited to each sub-account.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.



--------------------------------------------------------------------------------
16  MONEY MARKET SERIES                         [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


HOW TO SELL YOUR SHARES
You can sell your shares of the Series at any time, subject to certain restrictions.
     When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day.
Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares -- Sale of Shares."
     If you are selling more than $50,000 of shares, if you want the check sent to someone or some place that is not in our records or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution.



--------------------------------------------------------------------------------
                                                                              17

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series without paying an initial sales charge. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.


--------------------------------------------------------------------------------
18  MONEY MARKET SERIES                         [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


AUTOMATIC REDEMPTION FOR AUTOSWEEP
If you participate in the Autosweep program, your Series shares will be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
     The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you want to pay for a securities transaction in your account other than through this procedure, you must deposit sufficient cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay another deficit in your securities account other than through this procedure, you must deposit sufficient cash in your securities account before you incur the deficit.
     Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividend declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.


--------------------------------------------------------------------------------
                                                                              19

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

When you exchange Class A shares of the Fund for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.
     If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.
     If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.


--------------------------------------------------------------------------------
20  MONEY MARKET SERIES                         [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
     Review this chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS A SHARES (FISCAL YEARS ENDED 11-30)
------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE            1998         1997         1996         1995        1994
 NET ASSET VALUE, BEGINNING OF YEAR       $1.000       $1.000       $1.000       $1.000      $1.000
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.048        0.048         .046         .052        .033
  Dividends from net investment income     (0.048)      (0.048)       (.046)       (.052)      (.033)
  Net asset value, end of year             $1.000       $1.000       $1.000       $1.000      $1.000
  TOTAL RETURN1                             4.87%        4.87%        4.74%        5.20%       3.29%
------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                   1998         1997         1996         1995        1994
  NET ASSETS, END OF YEAR (000)          $590,004     $591,428     $552,123     $598,194    $637,343
  Average net assets (000)               $589,649     $586,513     $589,147     $597,599    $732,867
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees       80%         .77%         .86%         .78%        .77%
  Expenses, excluding distribution fees      .67%         .65%         .73%         .65%        .64%
  Net investment income                     4.77%        4.77%        4.63%        5.15%       3.19%
------------------------------------------------------------------------------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT
  IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.



--------------------------------------------------------------------------------
22  MONEY MARKET SERIES                         [GRAPHIC OMITTED] (800) 225-1852

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



CLASS Z SHARES
The financial highlights audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS Z SHARES (FISCAL YEARS ENDED 11-30)
  PER SHARE OPERATING PERFORMANCE                       1998     1997     19961
-------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF PERIOD                $1.000   $1.000    $1.000
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 .048     .048      .038
  Dividends from net investment income                (.048)   (.048)    (.038)
  Net asset value, end of period                      $1.000   $1.000    $1.000
  TOTAL RETURN2                                        5.00%    5.03%     3.87%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                             1998      1997     1996
-------------------------------------------------------------------------------
  NET ASSETS, END OF PERIOD (000)                    $26,901     $581   $ 2044
  Average net assets (000)                           $19,236     $672   $1,962
  RATIO OF AVERAGE NET ASSETS:
  Expenses                                              .67%     .65%    .68%3
  Net investment income                                4.89%    4.92%   4.68%3

1 INFORMATION SHOWN IS FOR THE PERIOD FROM MARCH 1, 1996 (WHEN CLASS Z SHARES
  WERE FIRST OFFERED) THROUGH NOVEMBER 30, 1996.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT
  IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3 ANNUALIZED.
4 FIGURE IS ACTUAL AND NOT ROUNDED TO NEAREST THOUSAND.



--------------------------------------------------------------------------------
                                                                              23

THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES
   FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL SMALL-CAP INDEX FUND
   PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS, INC.
   PRUDENTIAL JENNISON GROWTH FUND
PRUDENTIAL JENNISON GROWTH &
  INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM
   FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
   FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   NICHOLAS-APPLEGATE GROWTH
      EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   CONSERVATIVE GROWTH FUND
MODERATE GROWTH FUND
HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS, INC.
   PRUDENTIAL ACTIVE BALANCED FUND


GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   PRUDENTIAL DEVELOPING MARKETS
   EQUITY FUND
PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL EUROPE INDEX FUND
PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
   FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   GLOBAL SERIES
   INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY
   FUND, INC.
   LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL
   INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
   FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.


--------------------------------------------------------------------------------
24  MONEY MARKET SERIES                         [GRAPHIC OMITTED] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
   FUND, INC.
   INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES



-------------------------------------------------------------------------------
                                                                              25

FOR MORE INFORMATION:
--------------------------------------------------------------------------------

Please read this prospectus before
you invest in the Fund and keep it
for future reference. For information
or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
   (if calling from outside the U.S.)

----------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT
   SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769


----------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM


----------------------------------------------------------------------
Additional information about the
Fund can be obtained without charge
and can be found in the following
documents:
STATEMENT OF ADDITIONAL
   INFORMATION (SAI)
   (incorporated by reference into
   this prospectus)

ANNUAL REPORT

SEMI-ANNUAL REPORT


You can also obtain copies of Fund
documents from the Securities and
Exchange Commission as follows:
By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy
documents.)

In Person:
Public Reference Room in Washington, DC
   (For hours of operation, call
   1(800) SEC-0330)

Via the Internet:
http://www.sec.gov


----------------------------------------------------------------------
CUSIP Numbers:
Class A: 74434-220-5
Class Z: 74434-240-3

Investment Company Act File No:
811-3264


MF100A                                          E Printed on Recycled Paper

FUND TYPE:
-----------------------------------
Money market


INVESTMENT OBJECTIVE:
-----------------------------------

High current income consistent
with the preservation of
principal and liquidity


PRUDENTIAL
GOVERNMENT
SECURITIES TRUST


-----------------------------------
U.S. TREASURY MONEY MARKET SERIES

PROSPECTUS DATED MARCH 29, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                 [LOGO]  PRUDENTIAL
                                                         INVESTMENTS

TABLE OF CONTENTS 1
-----------------------------------

RISK/RETURN SUMMARY
1    Investment Objective and Principal Strategies
1    Principal Risks
2    Evaluating Performance
3    Fees and Expenses

5    HOW THE SERIES INVESTS
5    Investment Objective and Policies
6    Additional Strategies
7    Investment Risks

8    HOW THE SERIES IS MANAGED
8    Board of Trustees
8    Manager
8    Investment Adviser
8    Distributor
9    Year 2000 Readiness Disclosure

10   SERIES DISTRIBUTIONS AND TAX ISSUES
10   Distributions
11   Tax Issues

12   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
12   How to Buy Shares
20   How to Sell Your Shares
23   How to Exchange Your Shares

26   FINANCIAL HIGHLIGHTS
26   Class A Shares
27   Class Z Shares

28   THE PRUDENTIAL MUTUAL FUND FAMILY
                  FOR MORE INFORMATION (Back Cover)


--------------------------------------------------------------------------------
   U.S TREASURY MONEY MARKET SERIES             [GRAPHIC OMITTED] (800) 225-1852

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------



This section highlights key information about the U.S. TREASURY MONEY MARKET SERIES, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. To achieve our objective, we invest exclusively in U.S. Treasury obligations that mature in 13 months or less. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.

--------------------------------------------------------------------------------
MONEY MARKET FUNDS MONEY MARKET FUNDS--WHICH HOLD HIGH-QUALITY SHORT-TERM DEBT OBLIGATIONS--PROVIDE INVESTORS WITH A LOWER RISK, HIGHLY LIQUID INVESTMENT OPTION. THESE FUNDS ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE CAN BE NO GUARANTEE THAT THEY WILL ALWAYS BE ABLE TO DO SO.
--------------------------------------------------------------------------------



PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The money market securities in which the Series invests are generally subject to the risk that the obligations may lose value because interest rates change. In addition, certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in U.S. Treasury obligations, limits the average maturity of the portfolio to 90 days or less, and limits the maturity of any security to no more than 13 months. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.
     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1 per share, like any mutual fund, an investment in the Series could lose value, and you could lose money.


--------------------------------------------------------------------------------
                                                                               1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Series performs. The following bar chart shows the Series' performance since the inception of the Series. The table shows how the Series' average annual returns for the periods indicated compare with those of a group of similar mutual funds. They demonstrate the risk of investing in the Series and how returns can change from year to year. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at
(800) 225-1852.

--------------------------------------------------------------------------------


 ANNUAL RETURNS1 CLASS A SHARES
--------------------------------------------------------------------------------


           The following represents a bar graph in the printed piece


1991    5.84%
1992    3.46%
1993    2.54%
1994    3.31%
1995    5.08%
1996    4.75%
1997    4.80%
1998    4.66%


BEST QUARTER: 1.53% (1st quarter of 1991) WORST QUARTER: 0.61%
(2nd quarter of1993)


  AVERAGE ANNUAL RETURNS (AS OF 12-31-98)
-------------------------------------------------------------------------------
                        1 YR         5 YRS       10 YRS        (SINCE INCEPTION)
  Class A Shares       4.61%         4.59%          N/A    4.33% (since 12-3-90)
  Class Z Shares       5.05%           N/A          N/A    5.11% (since 2-21-97)
  Lipper Average2      4.69%         4.62%        5.07%


  7-DAY YIELD1 (AS OF 12-31-98)
-------------------------------------------------------------------------------
  Class A Shares         4.07%
  Class Z Shares         4.68%
  IBC Average            4.53%

1 THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
2 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE
  LIPPER U.S. TREASURY FUND CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 4.72%
  FOR CLASS A, AND 4.35% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.
3 THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE
  INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA ALL TAXABLE MONEY MARKET FUND CATEGORY.


--------------------------------------------------------------------------------
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

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold each share class of the Series -- Class A and Class Z. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

 SHAREHOLDER FEES1 (PAID DIRECTLY FROM YOUR INVESTMENT)
 -------------------------------------------------------------------------------
                                                             CLASS A  CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)               None    None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   price or sale proceeds)                                     None    None
  Maximum sales charge (load) imposed
   on reinvested dividends and other distributions             None    None
  Redemption fees                                              None    None
  Exchange fee                                                 None    None


 ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
 -------------------------------------------------------------------------------
                                                             CLASS A  CLASS Z
  Management fees                                             0.400%   0.400%
  + Distribution and service (12b-1) fees                     0.125%     None
  + Other expenses                                            0.105%   0.110%
  = TOTAL ANNUAL SERIES OPERATING EXPENSES                    0.630%   0.510%

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASE AND SALE
  OF SHARES.




--------------------------------------------------------------------------------
                                                                               3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


EXAMPLE
This example will help you compare the fees and expenses of the Series' two share classes and the cost of investing in the Series with the cost of investing in other mutual funds.
     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                           1 YR          3 YRS          5 YRS        10 YRS
  Class A                   $64           $202           $351          $786
  Class Z                   $52           $164           $285          $640




--------------------------------------------------------------------------------
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


HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.
     The Series invests exclusively in U.S. TREASURY OBLIGATIONS to try to provide investors with high current income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. The Series will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates and the lengths of their maturities.
     The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts--the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Series may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
     DEBT OBLIGATIONS in general, including U.S. Treasury obligations, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security.
     The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.
     For more information about this Series and its investments, see "Investment Risks" and the Statement of Additional Information, "Description of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional infor-



--------------------------------------------------------------------------------
                                                                               5

HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


mation about the Series. To obtain a copy, see the back cover of this prospectus.
     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

ADDITIONAL STRATEGIES
In addition to the principal strategies discussed above, we may also use the following investment strategies to try to increase the Series' returns or protect its assets if market conditions warrant.
     The Series may also purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.
     The Series also follows certain policies when it BORROWS MONEY (the Series may borrow up to 20% of the value of its total assets) or HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the Series' principal investments. To limit these risks, we invest only in U.S. Treasury securities, which are of the highest possible credit quality. See, too, "Descriptions of the Trust, Its Investments and Risks," in the SAI.


--------------------------------------------------------------------------------
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


HOW THE SERIES INVESTS
--------------------------------------------------------------------------------



  INVESTMENT TYPE
  % OF SERIES' TOTAL ASSETS   RISKS                              POTENTIAL REWARDS
-----------------------------------------------------------------------------------------
  U.S. TREASURY             o Credit risk--the risk that      o Limited potential for
  SECURITIES                  the borrower can't pay             capital appreciation
                              back the money borrowed
  100%                        or make interest payments       o  Preservation of capital

                            o Market risk--the risk that      o  Regular interest income
                              the market value of an
                              investment may move up          o  Generally are more secure
                              or down, sometimes rapidly         than lower-quality debt
                              or unpredictably. Market           securities and stock and
                              risk may affect an industry,       equity securities
                              a sector or the market as a
                              whole.

--------------------------------------------------------------------------------
                                                                               7

HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------


BOARD OF TRUSTEES
The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Series' officers who conduct and supervise the daily business operation of the Series.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

     Under a management agreement with Government Securities Trust (the "Trust"), PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended November 30, 1998, the Series paid PIFM management fees of .40% of the Series' average net assets.
     As of January 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.7 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement. The Series has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A Shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.




--------------------------------------------------------------------------------
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


HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------


YEAR 2000 READINESS DISCLOSURE
The services provided to the Series and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Series, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Series that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Series and its Trustees receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Series. Moreover, the Series at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
     Additionally, issuers of securities generally as well as those purchased by the Series may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.



--------------------------------------------------------------------------------
                                                                               9

SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series pays DIVIDENDS and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.
     The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Series pays DIVIDENDS of any net investment income to shareholders every month. For example, if the Series owns a U.S. Treasury security and the security pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses.The dividends you receive from the Series will be taxed as ordinary income whether or not they are reinvested in the Series.
     Although the Series is not likely to realize long-term capital gains because of the types of securities we purchase, any such CAPITAL GAINS will be paid to shareholders (typically once a year). LONG-TERM capital gains are generated when the Series sells its assets which it held for more than 12 months for a profit. For an individual, the maximum long term capital gains rate is 20%.
     For your convenience, dividends and distributions of capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Series. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions are subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


--------------------------------------------------------------------------------
10 U.S TREASURY MONEY MARKET SERIES             [GRAPHIC OMITTED] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
     Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in December of a calendar year, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.



--------------------------------------------------------------------------------
                                                                              11

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------



HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
The Series offers Class A and Class Z shares. Except as noted below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for Class Z shares. Class Z shares of the Series are available for purchase only by any of the following:
     o Any Benefit Plan (that is, a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi trust" or a nonqualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with The Prudential Insurance Company of America or any of its affiliates ("Prudential") provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets
     o Participants in any fee-based program or trust program sponsored by Prudential which includes mutual funds as investment options and the Series as an available option


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


HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


     o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
     o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996, were either Class Z shareholders of the Prudential mutual funds or executed a letter of intent to purchase Class Z shares of the Prudential mutual funds
     o Current and former Directors/Trustees of the Prudential mutual funds (including the Series)
     o Employees of Prudential who participate in a Prudential-sponsored employee savings plan

     o  Prudential with an investment of $10 million or more.

     All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

PURCHASES THROUGH PRUDENTIAL SECURITIES
Purchases of Class A shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).
     The Autosweep program allows you to designate the Series as your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor.
     For individual retirement accounts (IRAs) and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.


--------------------------------------------------------------------------------
                                                                              13

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


     For accounts other than IRAs and Benefit Plans, shares of the Series will be purchased as follows:


     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance
     o When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date
     o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month.

     Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
     Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Series and will, in turn, send you account statements showing your purchases, sales and dividends.
     The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities financial advisor.

PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM
The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program con-


--------------------------------------------------------------------------------
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


HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


sists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.
     The Advantage Account Program allows you to designate the Series as your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center.
     With the Advantage Account as well as the Investor Account for Benefit Plans and individual retirement accounts (IRAs), all credit balances (that is, immediately available funds) of $1 or more will be invested in the Series on a daily basis. Prudential Securities (Pruco's clearing broker), arranges for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.
     If you have an Investor Account (non-IRAs), shares of the Series will be purchased as follows:
     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance
     o When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1 or more will be invested in the Series on the business day following the settlement date

     o For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month.

     You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.



--------------------------------------------------------------------------------
                                                                              15

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


     Purchases of, withdrawals from and dividends from the Series will be shown on your Advantage Account or Investor Account statement.
     The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

MANUAL PURCHASES
You may make a manual purchase (that is, a nonmoney market sweep purchase) of Series shares in either of the following situations:
     o You do not participate in a money market sweep program (the Autosweep program or the Advantage Account Program), or
     o You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.

     The minimum initial investment for a manual purchase for Class A shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.
     If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers federal funds on the business day after settlement).
     If you make a manual purchase through the Series' Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Series, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York Time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Series. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Series shares may be subject to


--------------------------------------------------------------------------------
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


HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Series.

COMMAND ACCOUNTSM PROGRAM
Shares of the Series are offered to participants in the Prudential Securities COMMAND Accountsm program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have credit balances of $1 or more (that is, immediately available funds) in their securities account automatically invested in shares of the Series as described below. In the case of available cash resulting from the proceeds of securities sales, an order to purchase shares of the Series is placed on the settlement date of the securities sale. In the case of available cash resulting from nontrade related credits (that is, receipt of dividends and interest payments, or a cash payment by the participant into his or her securities account), the order to purchase shares of the Series is placed on the business day after receipt by Prudential Securities of the nontrade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.
     All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m. New York Time on the business day the order is placed and will pay for the shares on the next business day. Prudential Securities will use and retain the benefits of, credit balances in your account until Series shares are purchased. There are no minimum investment requirements for participants in the COMMAND Account program.
     Your Series shares may be automatically redeemed to cover any deficit in your account. A deficit in your COMMAND Account may result from activity arising under the program, such as debit balances incurred by use of the Visa(R) Gold Account, including Visa purchases, cash advances and Visa Account checks. Debit balances for Visa purchases are payable on the 25th day of each month or, if that day is a weekend or holiday, on the preceding business day.
     Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series and, if necessary, shares of other money


--------------------------------------------------------------------------------
                                                                              17

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


market funds that you own in the program but which are not designated as your primary fund, to satisfy any remaining deficit. Margin loans will be utilized to satisfy any deficits in your account after all of your shares in the Series and other money market funds you own are redeemed. Shares of the Series may not be purchased until all deficits and overdrafts in your account are satisfied.

     You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account. The amount redeemed will be the nearest dollar amount necessary to cover deficits from securities transactions or to honor your redemption requests.
     For information on participation in the COMMAND Account Program, you should telephone (800) 222-4321.

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Series. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.
     The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1.
     We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase or sell shares of the Series or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


--------------------------------------------------------------------------------
18 U.S TREASURY MONEY MARKET SERIES             [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND
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--------------------------------------------------------------------------------


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your financial adviser, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks.


--------------------------------------------------------------------------------
                                                                              19

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the following:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: CUSTOMER SERVICE
P.O. BOX 15005
NEW BRUNSWICK, NEW JERSEY 08906-5005

     The application form must be signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Sub-accounts may be identified by name and number within the master account name. The investment minimums set forth above apply to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series at any time, subject to certain restrictions.
     When you sell shares of the Series--also known as redeeming shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010




--------------------------------------------------------------------------------
20 U.S TREASURY MONEY MARKET SERIES             [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


     Generally, we will pay you for the shares that you sold within seven days after the Transfer Agent, the Distributor or your broker receive your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. If you invest by check, we will only process your redemptions after your check clears. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."
     If you are selling more than $50,000 of shares, if you want the check sent to someone or some place that is not in our records or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares--Signature Guarantee."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.


--------------------------------------------------------------------------------
                                                                              21

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

AUTOMATIC REDEMPTION  FOR AUTOSWEEP
If you participate in the Autosweep program, your Series shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
     The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.
     Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at


--------------------------------------------------------------------------------
22 U.S TREASURY MONEY MARKET SERIES             [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Series shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
     The amount of the redemption will be the lesser of the total value of Series shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa(R) Account including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits by your account.
     Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, on the basis of the relative NAV plus the applicable sales charge but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.




--------------------------------------------------------------------------------
                                                                              23

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

When you exchange Class A shares of the Fund for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.
     If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.
     If you participate in any fee-based program where the Series is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much




--------------------------------------------------------------------------------
24 U.S TREASURY MONEY MARKET SERIES             [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account.The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.






--------------------------------------------------------------------------------
                                                                              25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


     Review this chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS A SHARES1 (FISCAL YEARS ENDED 11-30)
  PER SHARE OPERATING PERFORMANCE        1998     1997     1996     1995      1994
----------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR   $1.000   $1.000   $1.000   $1.000    $1.000
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  .046    0.047     .046     .050      .033
  Dividends from net investment income (.046)  (0.047)   (.046)   (.050)    (.033)
  Net asset value, end of year         $1.000   $1.000   $1.000   $1.000    $1.000
  TOTAL RETURN1                         4.66%    4.80%    4.75%    5.08%     3.31%
----------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA               1998     1997     1996     1995      1994
-----------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)      $336,985 $432,784 $305,330 $339,334  $293,984
  Average net assets (000)           $420,140 $402,634 $393,060 $345,369  $308,454
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees  .63%     .65%     .63%     .62%      .62%
  Expenses, excluding distribution fees  .51%     .52%     .51%     .50%      .50%
  Net investment income                 4.57%    4.66%    4.57%    5.01%     3.21%
-----------------------------------------------------------------------------------

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.



--------------------------------------------------------------------------------
26 U.S TREASURY MONEY MARKET SERIES             [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

CLASS Z SHARES (FISCAL YEARS ENDED 11-30)
PER SHARE OPERATING PERFORMANCE                   1998           1997(1)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $1.000          $1.000
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              .049            .039
Dividends from net investment income              (.049)          (.039)
Net asset value, end of period                   $1.000          $1.000
TOTAL RETURN(2)                                   5.05%          $3.96%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                          1998           1997(1)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                  $211(4)         $205(4)
Average net assets (000)                         $209(4)         $197(4)
RATIO OF AVERAGE NET ASSETS:
Expenses                                         .51%            .52%(3)
Net investment income                           4.91%           3.89%(3)

1 Information shown is for the period from February 21, 1997 (when Class Z shares were first offered) through November 30, 1997.
2 Total return assumes reinvestment of dividends and any other distributions.
  It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.
4 Figure is actual and not rounded to nearest thousand.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------










     Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES
   FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL SMALL-CAP INDEX FUND
   PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS, INC.
   PRUDENTIAL JENNISON GROWTH FUND
PRUDENTIAL JENNISON GROWTH &
  INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM
   FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
   FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   NICHOLAS-APPLEGATE GROWTH
      EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   CONSERVATIVE GROWTH FUND
MODERATE GROWTH FUND
HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS, INC.
   PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   PRUDENTIAL DEVELOPING MARKETS
   EQUITY FUND
PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL EUROPE INDEX FUND
PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
   FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   GLOBAL SERIES
   INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY
   FUND, INC.
   LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL
   INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
   FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
   FUND, INC.
   INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES
NEW JERSEY SERIES
NEW YORK SERIES
NORTH CAROLINA SERIES
OHIO SERIES
PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   CONNECTICUT MONEY MARKET SERIES
MASSACHUSETTS MONEY MARKET SERIES
NEW JERSEY MONEY MARKET SERIES
NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
   (if calling from outside the U.S.)


--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT
   SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769


--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM


--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL
   INFORMATION (SAI)
   (incorporated by reference into
   this prospectus)
ANNUAL REPORT
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009 (The SEC charges a fee to copy documents.)
In Person:
Public Reference Room in Washington, DC
   (For hours of operation, call
   1(800) SEC-0330)
Via the Internet:
http://www.sec.gov


--------------------------------------------------------------------------------
CUSIP Numbers:
Class A: 744342-30-4
Class Z: 744342-50-2
Investment Company Act File No:
811-3264
MF145A
E Printed on Recycled Paper

FUND TYPE:
---------------------------------------
Government securities

INVESTMENT OBJECTIVE:
---------------------------------------
High level of income consistent
with providing reasonable
safety





PRUDENTIAL
GOVERNMENT
SECURITIES TRUST

---------------------------------------
SHORT-INTERMEDIATE TERM SERIES

PROSPECTUS DATED MARCH 29, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                      [LOGO] PRUDENTIAL
                                                             INVESTMENTS

TABLE OF CONTENTS
--------------------------------------------------------------------------------
1    RISK/RETURN SUMMARY
1    Investment Objective and Principal Strategies
1    Principal Risks
2    Evaluating Performance
3    Fees and Expenses

5    HOW THE SERIES INVESTS
5    Investment Objective and Policies
7    Other Investments
8    Derivative Strategies
8    Additional Strategies
10   Investment Risks

13   HOW THE SERIES IS MANAGED
13   Board of Trustees
13   Manager
13   Investment Adviser
13   Portfolio Manager
14   Distributor
14   Year 2000 Readiness Disclosure

16   SERIES DISTRIBUTIONS AND TAX ISSUES
16   Distributions
17   Tax Issues
18   If You Sell or Exchange Your Shares

19   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
19   How to Buy Shares
23   How to Sell Your Shares
25   How to Exchange Your Shares

27   FINANCIAL HIGHLIGHTS
27   Class A Shares
28   Class Z Shares

30   THE PRUDENTIAL MUTUAL FUND FAMILY

     FOR MORE INFORMATION (Back Cover)


--------------------------------------------------------------------------------
   SHORT-INTERMEDIATE TERM SERIES               [GRAPHIC OMITTED] (800) 225-1852

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

This section highlights key information about the SHORT-INTERMEDIATE TERM SERIES, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to achieve a HIGH LEVEL OF INCOME CONSISTENT WITH PROVIDING REASONABLE SAFETY. To achieve this objective, we invest at least 65% of the Series' total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds and other debt securities, such as mortgage-related and asset-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While we make every effort to achieve our investment objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the securities may lose value because interest rates change or there is a lack of confidence in the borrower. In addition, these securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Mortgage-related and asset-backed securities may also be subject to prepayment risk, which means that if they are prepaid, the Series may have to replace them with lower-yielding securities.

     Some of our investment strategies involve additional risk. Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operations for the last 10 years. The table shows how the Series average annual returns for the periods indicated compare with those of a broad measure of market performance and a group of similar mutual funds. They demonstrate the risk of investing in the Series and how returns can change from year to year. Past performance does not mean that the Series will achieve similar results in the future.

  ANNUAL RETURNS1 (CLASS A SHARES)
--------------------------------------------------------------------------------


[THE FOLLOWING TABLE REPRESENTS A BAR CHART IN THE PRINTED PIECE]


1989      11.12%
1990       6.73%
1991      12.19%
1992       7.40%
1993       8.26%
1994      -2.58%
1995      12.37%
1996       5.34%
1997       5.96%
1998       6.01%



  BEST QUARTER: 5.83% (2nd quarter of 1989)
  WORST QUARTER: -2.00% (1st quarter of 1994)

  AVERAGE ANNUAL RETURNS1 (AS OF 12-31-98)
--------------------------------------------------------------------------------
                             1 YR      5 YRS     10 YRS          SINCE INCEPTION
  Class A Shares            6.00%      5.40%      7.21%    8.29% (since 9-22-82)
  Class Z Shares            6.20%        N/A        N/A    6.95% (since 2-26-97)
  Lipper Average2           6.92%     29.82%    105.06%             N/A
  Lehman Brothers
  Intermediate
  Government Bond Index3    8.49%      6.45%      8.34%             N/A


1 THE SERIES' RETURNS ARE AFTER DEDUCTION OF EXPENSES.

2 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE
  LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUND CATEGORY WITHOUT DEDUCTING ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY DEDUCTED SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 8.36% FOR CLASS A AND 6.96% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

3 THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX IS AN UNMANAGED
  WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 10 YEARS. THE INT. GOV. BOND INDEX INCLUDES THE REINVESTED DIVIDENDS, BUT DOES NOT REFLECT SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY DEDUCTED SALES CHARGES. INT. GOV. BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 9.43% FOR CLASS A AND 8.52% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS


--------------------------------------------------------------------------------
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


RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy each share class of the Series--Class A and Class Z. Each share class has different expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

  SHAREHOLDER FEES1 (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
                                                              CLASS A  CLASS Z

  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)                 None     None

  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   price or sale proceeds)                                       None     None

  Maximum sales charge (load) imposed
   on reinvested dividends and other distributions               None     None

  Redemption fees                                                None     None

  Exchange fee                                                   None     None

--------------------------------------------------------------------------------
  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)
--------------------------------------------------------------------------------
                                                              CLASS A  CLASS Z

  Management fees                                                .40%     .40%
  + Distribution and service (12b-1) fees2                       .25%     None
  + Other expenses                                               .38%     .38%
  = TOTAL ANNUAL SERIES OPERATING EXPENSES                      1.03%     .78%
  - Fee waiver or expense reimbursement                          .07%     None
  = NET ANNUAL FUND OPERATING EXPENSES                           .96%     .78%

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND
  SALES OF SHARES.

2 THE FUND'S DISTRIBUTION AND SERVICE FEES HAVE BEEN RESTATED TO REFLECT CURRENT
  FEE LEVELS FOR CLASS A SHARES. FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


--------------------------------------------------------------------------------
                                                                               3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Series' two share classes and the cost of investing in the Series with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                              1 YR          3 YRS          5 YRS        10 YRS
  Class A shares               $98           $306           $531        $1,178
  Class Z shares               $80           $249           $433          $966

--------------------------------------------------------------------------------
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HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to achieve a HIGH LEVEL OF INCOME CONSISTENT WITH PROVIDING REASONABLE SAFETY. This means we seek investments that will increase in value, as well as pay the Series interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

     The Series invests at least 65% of its total assets in U.S. GOVERNMENT SECURITIES. U.S. Government securities include U.S. Treasury bills, notes, bonds, and other DEBT SECURITIES ISSUED BY THE U.S. TREASURY and obligations, including MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES and other securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These guarantees do not extend to the yield or value of the securities or the Series' shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

     The Series may also invest up to 35% of its assets in the following PRIVATELY-ISSUED instruments: (1) fixed rate and adjustable rate mortgage-backed securities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities, (2) asset-backed securities, (3) corporate debt securities and (4) money market instruments. These privately issued securities must be rated A or better by a major rating service. Money market instruments must also have a comparable short-term rating. A rating is an assessment of the likelihood of timely payment of interest and principal by the issuer of the security. The Series may also invest in unrated securities, if the Series' investment adviser determines them to be of comparable quality.

     MORTGAGE-BACKED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Some mortgage-related securities are backed by the full faith and credit of the U.S. Government like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S.Treasury to meet their obligations. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

--------------------------------------------------------------------------------
                                                                               5

HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

     Mortgage pass-through securities include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTICLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multiclass pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

     The values of mortgage-related securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

     We may invest in privately-issued ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.

     A corporation that wishes to raise cash may choose to issue a CORPORATE DEBT SECURITY. The corporation pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

     MONEY MARKET INSTRUMENTS include bank obligations, obligations of savings institutions, fully insured certificates of deposit and commercial paper of a comparable short-term rating.

     It is currently anticipated that the Series will invest primarily in securities with maturities ranging from two to five years, but depending on market and

--------------------------------------------------------------------------------
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


HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

changing economic conditions, the Series may invest in securities of any maturity of 10 years or less or, for hedging purposes, in longer term securities, including 30 year futures.

ACTIVE TRADING

The Series may also engage in ACTIVE TRADING--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Series sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Series' return.

     For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Trust. To obtain a copy, see the back cover page of this prospectus.

     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS

In addition to the principal investments, we may also make the following investments to try to increase the Series' returns or protect its assets if market conditions warrant.

     The Series may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party that creates a fixed return for the Series that creates a fixed return for the Series.

     The Series may use REVERSE REPURCHASE AGREEMENTS, where the Series borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

     The Series may enter into DOLLAR ROLLS in which the Series sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date


--------------------------------------------------------------------------------
                                                                               7

HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

by the same party. The Series is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

     For TEMPORARY DEFENSIVE PURPOSES, the Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments. Investing heavily in these securities limits our ability to achieve a high level of income, but may help to preserve the Series' assets.

DERIVATIVE STRATEGIES

The Series may use various derivative strategies to try to improve the Series' returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as FUTURES CONTRACTS, OPTIONS AND OPTIONS ON FUTUREs--involve costs and can be volatile. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium. With derivatives, the investment adviser tries to predict if the underlying investment--whether a security, market index, currency, interest rate or some other benchmark-- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. Any derivatives we may use may not match the Series' underlying holdings.

     For more information about these strategies, see the SAI, "Description of the Trust, Its Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

We may use a number of investment strategies to try to improve the Series' returns or to protect its assets.

     The Series may purchase money market obligations on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.

--------------------------------------------------------------------------------
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


HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

     The Series may enter into INTEREST-RATE SWAP TRANSACTIONS. In a swap transaction the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.

     The Series may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Series will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Series.

     The Series may also purchase U.S. dollar-denominated FOREIGN DEBT SECURITIES, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies and supranational entities.

     The Series may make SHORT SALES, where we sell a security we have borrowed because we expect the value of the security to drop, at which point we purchase the security at the lower market price and return it to the lender. The Series' use of short sales is subject to certain fundamental restrictions described in the SAI.

     The Series may BORROW an amount equal to no more than 331/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. Borrowing for investment purposes is generally known as LEVERAGING. Leveraging is a speculative technique that exaggerates the effect of any increase or decrease in the market value of the Series' portfolio.

     The Series follows certain policies when it LENDS ITS SECURITIES to others (the Series can lend up to 30% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

--------------------------------------------------------------------------------
                                                                               9

HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other investments. See too, "Description of the Trust, Its Investments and Risks," in the SAI.

  INVESTMENT TYPE
  % OF SERIES' TOTAL ASSETS

  U.S. GOVERNMENT
  SECURITIES

  AT LEAST 65%


RISKS

o Credit risk--the risk that default of an issuer would leave the Series with unpaid interest or principal (relatively low for U.S. Government securities)

o Market risk--the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector or the market as a whole

o Not all U.S. Government securities are insured or guaranteed by the government--some are backed by the issuing agency


POTENTIAL REWARDS

o  Regular interest income

o Generally more secure than lower-quality debt securities and stock and other equity securities

--------------------------------------------------------------------------------
  MORTGAGE-RELATED
  SECURITIES

  PERCENTAGE VARIES

RISKS
o Prepayment risk -- the risk that the underlying mortgage may be prepaid partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Series to reinvest in lower-yielding securities




POTENTIAL REWARDS

o  Regular interest income

o The U.S. Government guarantees interest and principal payments on certain securities

o  May benefit from security interest in real estate collateral

o Pass-through instruments provide greater diversification than direct ownership of loans

--------------------------------------------------------------------------------
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


HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

  INVESTMENT TYPE

  % OF SERIES' TOTAL ASSETS

--------------------------------------------------------------------------------
  MORTGAGE-RELATED
  SECURITIES (CONT'D)


RISKS
o Credit risk--the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk

o   Market risk

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES
  (PRIVATELY-ISSUED)

  PERCENTAGE VARIES


RISKS

o   Prepayment risk

o The security interest in the underlying collateral may not be as great as with mortgage-related securities

o Credit risk--the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk

o   Market risk


 POTENTIAL REWARDS

o    Regular interest income

o    Prepayment risk is generally lower than with mortgage-related securities

o Pass-through instruments provide greater diversification than direct ownership of loans

--------------------------------------------------------------------------------
  CORPORATE
  DEBT OBLIGATIONS

  UP TO 35% UNDER
  NORMAL CONDITION


  RISKS
o    Credit risk

o    Market riskS


  POTENTIAL REWARDS

o    Regular interest income

o    Generally more secure than stock and other equity securities

--------------------------------------------------------------------------------
  DERIVATIVES

  PERCENTAGE VARIES


  RISKS

o Derivatives such as futures, and options may not fully offset the underlying positions and this could result in losses to the Series that would not have otherwise occurred


  POTENTIAL REWARDS

o The Series could make money and protect against losses if the investment analysis proves correct

o Derivatives that involve leverage could generate substantial gains at low cost

--------------------------------------------------------------------------------
                                                                              11

HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


  INVESTMENT TYPE (CONT'D)
  % OF SERIES' TOTAL ASSETS

  DERIVATIVES (CONT'D)



  RISKS

o Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

o    The other party to a derivatives contract could default

o    Derivatives that involve leverage could magnify losses

o Certain types of derivatives involve costs to the Series which can reduce returns


POTENTIAL REWARDS

o One way to manage the Series' risk/return balance is to lock in the value of an investment ahead of time

--------------------------------------------------------------------------------


  INVESTMENT TYPE (CONT'D)
  % OF SERIES' TOTAL ASSETS

   WHEN-ISSUED AND
   DELAYED-DELIVERY SECURITIES,
   REVERSE REPURCHASE
   AGREEMENTS AND
   DOLLAR ROLLS AND
   SHORT SALES

PERCENTAGE VARIES

  RISKS

o Use of such instruments and strategies may magnify underlying investment losses

o     Investment costs may exceed potential underlying investment gains

POTENTIAL REWARDS

o    Use of instruments may magnify underlying investment gains

--------------------------------------------------------------------------------
  INVESTMENT TYPE (CONT'D)
  % OF SERIES' TOTAL ASSETS


  ILLIQUID SECURITIES

  UP TO 15% OF NET ASSETS

  RISKS

o    May be difficult to value precisely

o    May be difficult to sell at the time and price desired


  POTENTIAL REWARDS

o May offer a more attractive yield or potential for growth than more widely traded securities

--------------------------------------------------------------------------------
  INVESTMENT TYPE (CONT'D)
  % OF SERIES' TOTAL ASSETS

  MONEY MARKET
  INSTRUMENTS

  UP TO 100% ON A
  TEMPORARY BASIS

  RISKS
o    Credit risk
o    Market risk

o    Limited potential for capital appreciation

  POTENTIAL REWARDS
o    May preserve the Series' assets


--------------------------------------------------------------------------------
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

HOW THE SERIES IS MANAGED


BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Series' officers who conduct and supervise the daily business operation of the Series.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

     Under a management agreement with Government Securities Trust (the Trust), PIFM manages the Series' investment operations and administers its business affairs. For the fiscal year ended November 30, 1998, the Series paid PIFM management fees of .40% of the Series' average net assets.

   As of January 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment compTnies, with aggregate assets of approximately $71.7 billion.

INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGER

Prudential Investments' fixed-income group is organized by teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers BARBARA KENWORTHY and ROBERT N. FELICE contribute bottom-up securities selection within those guidelines and is responsible for the day-to-day management of the Fund.


--------------------------------------------------------------------------------
                                                                              13

HOW THE SERIES IS MANAGED

   Barbara Kenworthy, a Managing Director of Prudential Investments, has managed the Series since May 1995. Before joining Prudential in 1994, she served as president and portfolio manager for several Dreyfus fixed-income funds. She earned a B.A. from WilsonCollege and an M.B.A. from New York University. Barbara has over 30 years of investment experience and is a member of the Treasury Borrowing Advisory Committee of the Public Securities Association.

   Robert Felice, a Vice President of Prudential Investments, has co-managed the Series since September 1998. Prior to this appointment, he spent 10 years as lead portfolio manager of many of Prudential's money market funds. He earned a B.S. from Villanova and an M.B.A. from New YorkUniversity. He was awarded the Chartered Financial Analyst (CFA) designation.

     Rob will be responsible for the day-to-day management of the Series' portfolio under the supervision of Barbara who remains responsible for its overall portfolio strategy. Barbara conducts extensive analysis of U.S. and overseas markets to identify trends in interest rates, supply and demand and economic growth while. Rob will then select the sectors, maturities and individual bonds be believes provide the best value under these conditions.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Series. The Series has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Series and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities



--------------------------------------------------------------------------------
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


HOW THE SERIES IS MANAGED



trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Series, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Series that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Series and its Trustees receive and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Series. Moreover, the Series at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success. Additionally, issuers of securities generally as well as those purchased by the Series may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Series.


-------------------------------------------------------------------------------
                                                                              15

SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


Investors who buy shares of the Series should be aware of some important income tax issues. For example, the Series distributes DIVIDENDS and CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified tax-deferred plan or account.

     The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series pays DIVIDENDS out of any net investment income plus short-term capital gains, to shareholders every month. For example, if the Series owns a U.S. Government bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Series.

     The Series also distributes LONG-TERM capital gains to shareholders-- typically once a year--which are generated when the Series sells assets that it held for more than 12 months, for a profit. For an individual, the maximum long-term capital gains rate is 20%.

     For your convenience, dividends and distributions of capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Series. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions are subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

     As of November 30, 1998, the Series had a capital loss carryforward for federal income tax purposes of approximately $33,882,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until we have realized net gains greater than that carryforward.


--------------------------------------------------------------------------------
16   SHORT-INTERMEDIATE TERM SERIES             [GRAPHIC OMITTED] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

TAX ISSUES
FORM 1099

During the tax season every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

     Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in December of a calendar year, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Series with your tax identification number and certifications as to your tax status and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


--------------------------------------------------------------------------------
                                                                              17

SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you have realized a capital gain, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.\

---------------------------------------------------------
                        CAPITAL GAIN
                        (taxes owed)

  RECEIPTS
  FROM                   OR
  SALE
                       CAPITAL LOSS
                       (offset against gain)

----------------------------------------------------------


     Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

     Any gain or loss you may have from selling or exchanging Series shares will not be be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

--------------------------------------------------------------------------------
18   SHORT-INTERMEDIATE TERM SERIES             [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose between Class A and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

     When choosing a share class, you should consider the following:

     o   The amount of your investment
     o   Whether you qualify to purchase Class Z shares.




--------------------------------------------------------------------------------
                                                                              19

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
--------------------------------------------------------------------------------


SHARE CLASS COMPARISON. Use this chart to help you compare the Series' two share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------
                                                              CLASS A  CLASS Z

  Minimum purchase amount1                                     $1,000     None
  Minimum amount for subsequent purchases1                     $  100     None
  Maximum initial sales charge                                   None     None
  Contingent Deferred Sales Charge (CDSC)                        None     None
  Annual distribution and service (12b-1) fees
   (shown as a percentage of average net assets)2         (.25 of 1%)     None

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND
  EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER
  SERVICES--AUTOMATIC INVESTMENT PLAN."

2 THESE DISTRIBUTION FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS
  BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE).

QUALIFYING FOR CLASS Z SHARES

Class Z shares of the Series can be purchased by any of the following:

     o   Pension, profit-sharing or other employee benefit plans qualified under
         Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code--which we call Benefit Plans--and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets

     o Participants in any fee-based programs or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option

     o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option

     o Benefit Plans for which an affiliate of the Distributor provides administrative or recording keeping services and, as of September 20, 1996 were either Class Z shareholders of the Prudential mutual funds or executed a letter of intent to purchase Class Z shares of the Prudential mutual funds


--------------------------------------------------------------------------------
20   SHORT-INTERMEDIATE TERM SERIES             [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
--------------------------------------------------------------------------------


     o Current and former Directors/Trustees of the Prudential mutual funds (including the Series)

     o Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan

     o   Prudential with an investment of $10 million or more.

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV per share--is determined by a simple calculation: it's the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of the Trust. Most national newspapers report the NAVs of most mutual funds, which allows investors to know the price of mutual funds daily.

-------------------------------------------------------------------------------
MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. BONDS IN ITS PORTFOLIO AND THE PRICE OF ACME BONDS GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

--------------------------------------------------------------------------------


     We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase or sell shares of the Series or when changes in the value of the Series' portfolio do not materially affect the NAV.


--------------------------------------------------------------------------------
                                                                              21

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
--------------------------------------------------------------------------------

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the Series Distributions and

Tax Issues section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or notify your broker, or notify the Transfer Agent in writing (at the address below) not less than five full business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan


--------------------------------------------------------------------------------
22   SHORT-INTERMEDIATE TERM SERIES             [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
--------------------------------------------------------------------------------


and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market downturns--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your financial adviser otherwise.

HOW TO SELL YOUR SHARES

   You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Series--also known as redeeming shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sold within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we


--------------------------------------------------------------------------------
                                                                              23

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
--------------------------------------------------------------------------------


may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."

     If you are selling more than $50,000 of shares, if you want the check sent to someone or some place that is not in our records or you are a business or a trust, and you hold shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase,Redemption and Pricing of Trust Shares--Sale of Shares--Signature Guarantee."

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series


--------------------------------------------------------------------------------
24   SHORT-INTERMEDIATE TERM SERIES             [GRAPHIC OMITTED] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
--------------------------------------------------------------------------------


without paying an initial sales charge. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, on the basis of the relative NAV plus the applicable sales charge, but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

Remember as we explained in the section entitled "If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Exchange Privilege."


--------------------------------------------------------------------------------
                                                                              25

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
--------------------------------------------------------------------------------


FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain proceedings and limitations.





--------------------------------------------------------------------------------
26   SHORT-INTERMEDIATE TERM SERIES             [GRAPHIC OMITTED] (800) 225-1852

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class of the Series for the periods indicated.

     Review this chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the five-year period ended November 30, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

  CLASS A SHARES (FISCAL YEARS ENDED 11-30)
----------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE              1998     1997     1996     1995      1994
  NET ASSET VALUE, BEGINNING OF YEAR          $9.74    $9.70    $9.74    $9.17    $10.06
  INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                         .51      .56      .51      .56       .64
  Net realized and unrealized gain (loss) on
    investment transactions                     .06       --    (.01)      .55     (.89)
  TOTAL FROM INVESTMENT OPERATIONS              .57      .56      .50     1.11     (.25)
----------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (.54)    (.52)    (.54)    (.54)     (.52)
  Tax return of capital distribution             --       --       --       --     (.12)
  TOTAL DISTRIBUTIONS                         (.54)    (.52)    (.54)    (.54)     (.64)
  NET ASSET VALUE, END OF YEAR                $9.77    $9.74    $9.70    $9.74     $9.17
  TOTAL RETURN1                               6.01%    5.96%    5.34%   12.37%   (2.58)%
----------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                     1998     1997     1996     1995      1994
----------------------------------------------------------------------------------------

  NET ASSETS, END OF YEAR (000)            $149,508 $149,162 $185,235 $212,996  $241,980
  Average net assets (000)                 $155,680 $166,651 $186,567 $209,521  $307,382
  RATIO TO AVERAGE NET ASSETS:

  Expenses, including distribution fees        .96%     .97%    1.01%     .95%      .84%
  Expenses, excluding distribution fees        .78%     .77%     .79%     .75%      .63%
  Net investment income                       5.26%    5.76%    5.99%    5.82%     5.48%
  Portfolio turnover rate                      155%     210%     132%     217%      431%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT
  IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.


--------------------------------------------------------------------------------
                                                                              27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CLASS Z SHARES

     The financial highlights for the fiscal year period ended November 30, 1998, and for the period from February 26, 1997 through November 30, 1997, were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



  CLASS Z SHARES (FISCAL YEAR ENDED 11-30)
---------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                                        1998     19971
  NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.77     $9.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                   .47      0.47
  Net realized and unrealized gain (loss) on investment transactions            .130.07
  TOTAL FROM INVESTMENT OPERATIONS                                        .60       .54
---------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS
  Dividends from net investment income                                  (.56)     (.41)
  TOTAL DISTRIBUTIONS                                                   (.56)     (.41)
  NET ASSET VALUE, END OF PERIOD                                        $9.81     $9.77
  TOTAL RETURN2                                                         6.31%     5.70%

---------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                                               1998     19971
---------------------------------------------------------------------------------------

  NET ASSETS, END OF PERIOD (000)                                      $4,635     $2074
  Average net assets (000)                                             $3,631     $2024
  RATIO OF AVERAGE NET ASSETS:

  Expenses                                                               .78%     .77%3
  Net investment income                                                 5.36%    6.52%3
  Portfolio turnover rate                                                155%      210%
---------------------------------------------------------------------------------------

1 INFORMATION SHOWN IS FOR THE PERIOD FROM FEBRUARY 26, 1997 (WHEN CLASS Z
  SHARES WERE FIRST OFFERED) THROUGH NOVEMBER 30, 1997.

2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS.
  IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD
  ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

3 ANNUALIZED.

4 FIGURE IS ACTUAL AND NOT ROUNDED TO NEAREST THOUSAND.


--------------------------------------------------------------------------------
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





                 [This page has been left blank intentionally]








--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES
   FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL SMALL-CAP INDEX FUND
   PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH
    & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM
   FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
   FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   NICHOLAS-APPLEGATE GROWTH
      EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCEDFUND
PRUDENTIAL DIVERSIFIED FUNDS
   CONSERVATIVE GROWTH FUND
   MODERATE GROWTHFUND
   HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT
   PORTFOLIOS,INC.
   PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCKFUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   PRUDENTIAL DEVELOPING MARKETS
     EQUITY FUND
   PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL EUROPE INDEX FUND
   PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
   FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   GLOBAL SERIES
   INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
GLOBAL BONDFUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY
   FUND, INC.
   LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL
   INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
   FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.



--------------------------------------------------------------------------------
30   SHORT-INTERMEDIATE TERM SERIES             [GRAPHIC OMITTED] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


BOND FUNDS
TAXABLE BOND FUNDS

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
   FUND, INC.
   INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES


--------------------------------------------------------------------------------
                                                                              31

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--------------------------------------------------------------------------------
32   SHORT-INTERMEDIATE TERM SERIES             [GRAPHIC OMITTED] (800) 225-1852

[This page has been left blank intentionally.]



--------------------------------------------------------------------------------
                                                                              33

FOR MORE INFORMATION:
--------------------------------------------------------------------------------

Please read this prospectus before
you invest in the Series and keep it
for future reference. For information
or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ  08906-5005
(800) 225-1852
(732) 417-7555
   (if calling from outside the U.S.)

-----------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
   SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ  08906-5035
(800) 778-8769

------------------------------------------------------------------
Visit Prudential's Web Site At:

HTTP://WWW.PRUDENTIAL.COM

-------------------------------------------------------------------
Additional information about the
Fund can be obtained without charge
and can be found in the following
documents:

STATEMENT OF ADDITIONAL
   INFORMATION (SAI)
   (incorporated by reference into
   this prospectus)

ANNUAL REPORT

SEMI-ANNUAL REPORT



You can also obtain copies of Series
documents from the Securities and
Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy
   documents.)

In Person:
Public Reference Room in
Washington, DC
   (For hours of operation, call
   1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

-------------------------------------------------------------------
CUSIP Numbers:
Class A: 744342-10-6
Class Z: 744342-60-1

Investment Company Act File No:
811-3264




MF111A                                    E Printed on Recycled Paper

                    PRUDENTIAL GOVERNMENT SECURITIES TRUST

                      Statement of Additional Information
                             dated March 29, 1999


     Prudential Government Securities Trust (the Trust) is offered in three series: the U.S. Treasury Money Market Series, the Money Market Series and the Short-Intermediate Term Series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objective of the U.S. Treasury Money Market Series is high current income consistent with the preservation of principal and liquidity. The investment objective of the Money Market Series is to obtain high current income, preservation of capital and maintenance of liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that any series' investment objective will be achieved. See "Description of the Trust, Its Investments and Risks."

     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information sets forth information about each of the series. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's U.S. Treasury Money Market Series Prospectus, Money Market Series Prospectus or Short-Intermediate Term Series Prospectus, each dated March 29, 1999, copies of which may be obtained from the Trust upon request.

                               TABLE OF CONTENTS



                                                                 PAGE

                                                                 ------
Trust History ................................................     B-2
Description of the Trust, Its Investments and Risks ..........     B-2
U.S. Treasury Money Market Series ............................     B-2
Money Market Series ..........................................     B-2
Short-Intermediate Term Series ...............................     B-4
Investment Restrictions ......................................    B-19
Management of the Trust ......................................    B-21
Control Persons and Principal Holders of Securities ..........    B-25
Investment Advisory and Other Services .......................    B-26
Brokerage Allocation and Other Practices .....................    B-29
Capital Shares, Other Securities and Organization ............    B-29
Purchase, Redemption and Pricing of Trust Shares .............    B-29
Shareholder Investment Account ...............................    B-32
Net Asset Value ..............................................    B-35
Taxes, Dividends and Distributions ...........................    B-35
Performance Information ......................................    B-37
  Money Market Series and U.S. Treasury
    Money Market Series-Calculation of Yield .................    B-37
  Short-Intermediate Term Series-Calculation
    of Yield and Total Return ................................    B-37
Financial Statements .........................................    B-39
Report of Independent Accountants ............................    B-54
Appendix I-General Investment Information ....................     I-1
Appendix II-Historical Performance Data ......................    II-1
Appendix III-Information Relating to The Prudential ..........   III-1


================================================================================
MF111B

                                 TRUST HISTORY

     The Trust was organized under the laws of Massachusetts on July 1, 1982 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust.

              DESCRIPTION OF THE TRUST, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Trust is a diversified open-end, management investment company whose shares of beneficial interest are presently offered in three series.

     (b) and (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. Each Series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objective of the U.S. Treasury Money Market Series is high current income consistent with the preservation of principal and liquidity. The investment objectives of the Money Market Series are to obtain high current income, preservation of capital and maintenance of liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. The Series may not be successful in achieving their objectives and you could lose money.

U.S. TREASURY MONEY MARKET SERIES

     The U.S. Treasury Money Market Series seeks to achieve its objective by investing in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates and the lengths of their maturities.

     The U.S. Treasury Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, or (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components.

     The U.S. Treasury Money Market Series does not engage in repurchase agreements or lend its portfolio securities because the income from such activities is generally not exempt from state and local income taxes, but may purchase or sell securities on a when-issued or delayed delivery basis. See "When-Issued and Delayed Delivery Securities" below.

MONEY MARKET SERIES

     The Money Market Series seeks to achieve its objectives by investing in United States Government securities that mature within thirteen months from date of purchase, including a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Money Market Series may invest which are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may only be satisfied by the individual credits of each issuing agency. Treasury securities include Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the United States, as are obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Money Market Series will invest at least 80% of its assets in such types of government securities.

     MORTGAGE-BACKED SECURITIES. The Money Market Series may invest in mortgage-backed securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities; (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

     Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. For a more complete description of the types of mortgage-backed securities in which the Money Market Series may invest, see "Short-Intermediate Term Series-U.S. Government Securities" and "-Mortgage-Backed and Asset-Backed Securities."

     ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily home equity loans and automobile and credit card receivables are being securitized in pass-through structures similar to the mortgage-backed securities described above. The Money Market Series may invest in these and other types of asset-backed securities which may be developed in the future. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

     For a description of the risks of investing in mortgage-backed and asset-backed securities, see "Short-Intermediate Term Series-Mortgage-Backed and Asset-Backed Securities-Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities."

     U.S. TREASURY SECURITIES. The Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of
(1) Treasury obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

     CERTIFICATES OF DEPOSIT. The Money Market Series may also invest in fully insured certificates of deposit. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured. The Money Market Series may invest in such CDs, limited to the insured amount of principal ($100,000) in each case and to 10% or less of the gross assets of the Money Market Series in all such CDs in the aggregate. Such CDs may or may not have a readily available market, and the investment of the Money Market Series in CDs which do not have a readily available market is further limited by the restriction on investment by the Money Market Series of not more than 10% of assets in securities for which there is no readily available market. See "Investment Restrictions."

     The Money Market Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. As a result, the Money Market Series may not necessarily invest in securities with the highest available yield. The Money Market Series will not, however, invest in securities with remaining maturities of more than thirteen months or maintain a dollar-weighted average maturity which exceeds 90 days. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while frequently paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than are shorter-term issues. Thus, when rates on new securities increase, the value of outstanding longer-term securities may decline and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline. In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Money Market Series may have to borrow money and incur interest expense. Either occurrence would adversely affect the amount of daily dividends and could result in a decline in daily net asset value per share or the reduction by the Money Market Series of the number of shares held in a shareholder's account. The Money Market Series will attempt to minimize these risks by investing in longer-term securities, subject to the foregoing limitations, when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the Money Market Series will be successful in achieving this objective.

     LIQUIDITY PUTS. The Money Market Series may also purchase instruments of the types described in this section together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and the aggregate price which the Money Market Series pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Money Market Series' investment objective and applicable rules issued by the Securities and Exchange Commission (SEC or Commission) and subject to the supervision of the Trustees, the purpose of this practice is to permit the Money Market Series to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Money Market Series may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Money Market Series' investment adviser considers, among other things, the amount of cash available to the Money Market Series, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Money Market Series' portfolio.

     Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Money Market Series' policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Money Market Series is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

     The Money Market Series values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

SHORT-INTERMEDIATE TERM SERIES

     The Short-Intermediate Term Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. In seeking to achieve its objective, the Series will under normal circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued, including mortgage-backed securities, asset backed securities and other securities, or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series.

     The Short-Intermediate Term Series intends to vary the proportion of its holdings of longer and shorter-term debt securities in order to reflect its assessment of prospective changes in interest rates even if such action may adversely affect current income. For example, if, in the opinion of the Short-Intermediate Term Series' investment adviser, interest rates generally are expected to decline, the Short-Intermediate Term Series may sell its shorter-term securities and purchase longer-term securities in order to benefit from greater than expected relative price appreciation; the securities sold may have a higher current yield than those being purchased. The success of this strategy will depend on the investment adviser's ability to forecast changes in interest rates. Moreover, the Short-Intermediate Term Series intends to manage its portfolio actively by taking advantage of trading opportunities such as sales of portfolio securities and purchases of higher yielding securities of similar quality due to distortions in normal yield differentials. In addition, if, in the opinion of the investment adviser market conditions warrant, the Short-Intermediate Term Series may purchase U.S. Government securities at a discount or trade securities in response to fluctuations in interest rates to provide for the prospect of modest capital appreciation at maturity.

U.S. GOVERNMENT SECURITIES

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Short-Intermediate Term Series may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC certificates. See "Mortgage-Backed and Asset-Backed Securities" below. Mortgages backing the securities which may be purchased by the Short-Intermediate Term Series include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominately principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Short-Intermediate Term Series reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Short-Intermediate Term Series' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgaged-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. The value of long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans;
(4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

     FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     STRIPS. The Short-Intermediate Term Series may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, (3) book entries at a Federal Reserve member bank representing ownership of obligation components or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

     The Series may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips.

     The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in these securities. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     SPECIAL CONSIDERATIONS. Fixed income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Short-Intermediate Term Series.

     At a time when the Short-Intermediate Term Series has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Short-Intermediate Term Series. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Short-Intermediate Term Series' capital gains distribution. Accordingly, the Short-Intermediate Term Series would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

     Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.

     ADJUSTABLE RATE MORTGAGE SECURITIES. The Short-Intermediate Term Series may invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMS contain maximum and minimum rates beyond which the mortgage interest rate m ay not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as REMIC. All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     The Short-Intermediate Term Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date of final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date.PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule recently adopted by the SEC, and the Short-Intermediate Term Series may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by the Short-Intermediate Term Series in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Short-Intermediate Term Series' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Series selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     The underlying mortgages which collateralized the CMOs and REMICs in which the Series invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

     STRIPPED MORTGAGE-BACKED SECURITIES (PRIVATELY ISSUED). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the
Series may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. The Series may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

     TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securites are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.
Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could aversely affect the return on an investment in a security. The Series will not pay any additional fees for credit support, although the existence of credit support may increase the price of security.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Series may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

     OTHER INVESTMENTS. Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Short-Intermediate Term Series in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Short-Intermediate Term Series will not invest more than 5% of its assets in such custodial receipts.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     The Short-Intermediate Term Series may also engage in various portfolio strategies, including utilizing derivatives, to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Series, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies include the use of futures contracts and options. The Series' ability to use these strategies may be limited by market conditions, regulatory limits and there can be no assurance that any of these strategies will succeed.

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Short-Intermediate Term Series writes a call option, the Short-Intermediate Term Series loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Short-Intermediate Term Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of any premium paid for the writing of the option. The Series' maximum gain with respect to an option written is the premium. In the case of a covered call option that is not exercised, the amount of any premium may be offset or exceeded by a decline in the value of the securities underlying the call option that the Series must retain in order to maintain the "cover" on such option and, with respect to put options written, the amount of any premium may be offset or exceeded by the difference between the then current market price of the underlying security and the strike price of the put option (the price at which the Series must purchase the underlying security).

     The Short-Intermediate Term Series may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Short-Intermediate Term Series may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Short-Intermediate Term Series' investments and therefore the put option may not provide complete protection against a decline in the value of the Short-Intermediate Term Series' investments below the level sought to be protected by the put option.

     The Short-Intermediate Term Series may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Short-Intermediate Term Series may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Short-Intermediate Term Series intends to acquire. In such circumstances the Short-Intermediate Term Series will be subject to risks analogous to those summarized below in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Short-Intermediate Term Series is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Short-Intermediate Term Series.

     The Short-Intermediate Term Series may write options on securities in connection with buy-and-write transactions; that is, the Short-Intermediate Term Series may purchase a security and concurrently write a call option against that security.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Short-Intermediate Term Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Short-Intermediate Term Series' purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Short-Intermediate Term Series and its contra-party with no clearing organization guarantee. Thus, when the Short-Intermediate Term Series purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Short-Intermediate Term Series as well as the loss of the expected benefit of the transaction. The Board of
Trustees of the Trust has approved a list of dealers with which the Short-Intermediate Term Series may engage in OTC options.

     When the Short-Intermediate Term Series writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Short-Intermediate Term Series originally wrote the OTC option. While the
Short-Intermediate Term Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Short-Intermediate Term Series. There can be no assurance that the Short-Intermediate Term Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Short-Intermediate Term Series is able to effect a closing purchase transaction in a covered OTC call option the Short-Intermediate Term Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Short-Intermediate Term Series may be unable to liquidate an OTC option.

     OTC options purchased by the Short-Intermediate Term Series will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Short-Intermediate Term Series will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Short-Intermediate Term Series may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Short-Intermediate Term Series may write only "covered" options. This means that so long as the Short-Intermediate Term Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with the Trust's Custodian for the term of the option a segregated account consisting of cash or other liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). In the case of a straddle written by the Short-Intermediate Term Series, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON SECURITIES INDICES. The Short-Intermediate Term Series also may purchase and write put and call options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Short-Intermediate Term Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Short-Intermediate Term Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Short-Intermediate Term Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Short-Intermediate Term Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When the Short-Intermediate Term Series writes an option on a securities index, it will be required to deposit with the Trust's Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Short-Intermediate Term Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Short-Intermediate Term Series will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Short-Intermediate Term Series may expire worthless, in which case the Short-Intermediate Term Series would lose the premium paid therefor.

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Short-Intermediate Term Series may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Short-Intermediate Term Series as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Short-Intermediate Term Series will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by the Short-Intermediate Term Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Short-Intermediate Term Series will no longer be covered, and the Short-Intermediate Term Series will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Short-Intermediate Term Series closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     FUTURES CONTRACTS. As a purchaser of a futures contract (futures contract), the Short-Intermediate Term Series incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Short-Intermediate Term Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Short-Intermediate Term Series may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to the London Interbank Offered Rate (LIBOR).

     The Short-Intermediate Term Series will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Short-Intermediate Term Series' portfolio securities may fall, the Short-Intermediate Term Series may sell a futures contract. If declining interest rates are anticipated, the Short-Intermediate Term Series may purchase a futures contract to protect against a potential increase in the price of securities the Short-Intermediate Term Series intends to purchase. Subsequently, appropriate securities may be purchased by the Short-Intermediate Term Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short-Intermediate Term Series will be able to enter into a closing transaction.

     When the Short-Intermediate Term Series enters into a futures contract it is initially required to deposit with the Trust's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges. Under a recently adopted SEC rule, Short-Intermediate Term Series may place and maintain cash or other liquid assets with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract which will be returned to the Short-Intermediate Term Series upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Short-Intermediate Term Series may be required to make subsequent deposits into the segregated account, maintained at the Trust's Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Short-Intermediate Term Series may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Short-Intermediate Term Series may only write "covered" put and call options on futures contracts. The Short-Intermediate Term Series will be considered "covered" with respect to a call option it writes on a futures contract if the

Short-Intermediate Term Series owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash, or other liquid equal assets to the fluctuating value of the optioned future. The Short-Intermediate Term Series will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Short-Intermediate Term Series with the Trust's Custodian with respect to such option). There is no limitation on the amount of the Short-Intermediate Term Series' assets which can be placed in the segregated account.

     The Short-Intermediate Term Series may purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.



     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. The Short-Intermediate Term Series and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Short-Intermediate Term Series may leave the Series in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible inability of the Short-Intermediate Term Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Short-Intermediate Term Series to sell a portfolio security at a disadvantageous time, due to the need for the Short-Intermediate Term Series to maintain cover or to segregate securities in connection with hedging transactions.

     The Short-Intermediate Term Series may sell a futures contract to protect against the decline in the value of securities held by the Short-Intermediate Term Series. However, it is possible that the futures market may advance and the value of securities held in the Short-Intermediate Term Series' portfolio may decline. If this were to occur, the Short-Intermediate Term Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

     If the Short-Intermediate Term Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Short-Intermediate Term Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Short-Intermediate Term Series and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

     The risk of imperfect correlation increases as the composition of the Short-Intermediate Term Series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in an index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Short-Intermediate Term Series intends to purchase and sell futures contracts only on exchanges where there appears to be market in such futures sufficiently active to accommodate the volume of its trading activity. The Short-Intermediate Term Series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Short-Intermediate Term Series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Short-Intermediate Term Series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Short-Intermediate Term Series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Short-Intermediate Term Series had written and which the Short-Intermediate Term Series was unable to close, the Short-Intermediate Term Series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed. In the event futures contract have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

     Exchanges on which futures and related options trade may impose limits on the positions that the Short-Intermediate Term Series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Short-Intermediate Term Series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.



     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator" subject to compliance with certain conditions. The Short-Intermediate Term Series may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the
Short-Intermediate   Term  Series'  total  assets,  after  taking  into  account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.



     In order to determine that the Short-Intermediate Term Series is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is approximately 75%) of all anticipatory hedge transactions (transactions in which the Short-Intermediate Term Series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Short-Intermediate Term Series; (b) cash held by the Short-Intermediate Term Series; (c) cash proceeds due to the Short-Intermediate Term Series investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If the Short-Intermediate Term Series maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin or deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Short-Intermediate Term Series to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Short-Intermediate Term Series holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Short-Intermediate Term Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Short-Intermediate Term Series.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Short-Intermediate Term Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Short-Intermediate Term Series has insufficient cash, it may be disadvantageous to do so. In addition, the Short-Intermediate Term Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Short-Intermediate Term Series' ability to hedge effectively its portfolio.

     In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in transactions in futures or options thereon, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

     RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Short-Intermediate Term Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Short-Intermediate Term Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Short-Intermediate Term Series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Short-Intermediate Term Series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

INTEREST RATE SWAP TRANSACTIONS

     The Short-Intermediate Term Series may enter into interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Series intends to use these transactions as a hedge and not as a speculative investment.

     The Series may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Short-Intermediate Term Series will usually enter into interest rate swaps on a net basis, that is the two payment streams are netted out, with the Short-Intermediate Term Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Short-Intermediate Term Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Short-Intermediate Term Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. To the extent that the Short-Intermediate Term Series enters into interest rate swaps on other than a net basis, the amount maintained in the segregated account will be the full amount of the Short-Intermediate Term Series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Short-Intermediate Term Series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Short-Intermediate Term Series would diminish compared to what it would have been if this investment technique was never used.

     The Short-Intermediate Term Series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Short-Intermediate Term Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Short-Intermediate Term Series' risk of loss consists of the net amount of interest payments, if any, that the Short-Intermediate Term Series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Short-Intermediate Term Series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Short-Intermediate Term Series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Trust's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Trust's Board of Trustees.

SHORT SALES

     The Short-Intermediate Term Series may sell a security it does not own in anticipation of a decline in the market value of the security (short sales). To complete the transaction, the Series will borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay the lender any interest which accrues during the period of the loan. To borrow the security, the Series may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Series replaces the borrowed security, it will
(a) maintain in a segregated account cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position.

     The Series will incur a loss as a result of the short sales if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the security declines in price between those dates. The result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of the Series' net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. The Series may also may make short sales against-the-box without regard to this limitation. A short sale against-the-box is a short sale in which the Series owns an equal amount of the securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold, short. Under newly enacted legislation, a short sale against-the-box will be treated as a sale for federal income tax purposes.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Reverse repurchase agreements involves sales by the Short-Intermediate Term Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

     The Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Series forgoes principal and interest paid on securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchases (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.

     The Series will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series, use of the proceeds of the agreement may be restricted pending a termination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

     Whenever the Series enters into a reverse repurchase or dollar roll transaction, it will maintain an offsetting cash equivalent security position which matures on or before the forward settlement date of the transaction.

     Reverse repurchase agreements and dollar rolls are considered borrowings by the Series for purposes of the percentage limitation applicable to borrowings.

OTHER INVESTMENTS

     Unless specified otherwise, each Series may invest in the following investments:

REPURCHASE AGREEMENTS



     The Money Market and Short-Intermediate Term Series each may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Series will require additional collateral.

     The Series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Trustees. The Series' investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Series will suffer a loss.

     The Series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Short-Intermediate Term Series and Money Market Series may lend their portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. As a matter of fundamental policy, neither Series will lend more than 30% of the value of their total assets. The advantage of such loans is that the Series continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by the Series on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Series' investment adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Series. Any gain or loss in the market price during the loan period would inure to the Series. The creditworthiness of firms to which the Series lends their portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Series will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in such loaned securities. The Series may pay reasonable finders', administrative and custodial fees in connection with a loan of their securities and may share the interest earned on collateral with the borrower.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Series segregate cash, or other liquid assets having a value equal to or greater than the Series' purchase commitments. The securities so purchased are subject to maket fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

ILLIQUID SECURITIES

     The Trust may not hold more than 10% of the net assets of any Series (15% in the case of the Short-Intermediate Term Series) in, illiquid securities, including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Restricted securities, including securities eligible for resale purchase to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (2) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SEGREGATED ASSETS

     When the Trust is required to segregate assets in connection with certain hedging transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or liquid, unencumbered assets, marked-to-market daily. Such hedging transactions may involve when-issued and delayed delivery securities futures contracts written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

  D) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a temporary defensive strategy, the Short-Intermediate Term Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments, including commercial paper of a U.S. or foreign company or foreign government, certificates of deposit, bankers acceptances and time deposits of domestic and foreign banks; and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These obligations will be U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's or if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's.

  (E) PORTFOLIO TURNOVER

     The Money Market Series and the U.S. Treasury Money Market Series intend normally to hold their portfolio securities to maturity. The Money Market Series and the U.S. Treasury Money Market Series do not normally expect to trade portfolio securities although they may do so to take advantage of short-term market movements. The Money Market Series and the U.S. Treasury Money Market Series will make purchases and sales of portfolio securities with a government securities dealer on a net price basis; brokerage commissions are not normally charged on the purchase or sale of U.S. Treasury Securities. See "Portfolio Transactions and Brokerage."



     Although the Short-Intermediate Term Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Short-Intermediate Term Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Short-Intermediate Term Series may reach, or even exceed, 250%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio of the Short-Intermediate Term Series were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Short-Intermediate Term Series. The portfolio turnover rate for the Short-Intermediate Term Series for the fiscal years ended November 30, 1997 and 1998 was 210% and 155% respectively.

     The Fund will not invest 25% or more of its total assets in a single industry.

                            INVESTMENT RESTRICTIONS

     The Trust's fundamental policies as they affect a particular Series cannot be changed without the approval of the outstanding shares of such Series by a vote which is the lesser of (i) 67% or more of the voting securities of such Series represented at a meeting at which more than 50% of the outstanding voting securities of such Series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. With respect to the submission of a change in fundamental policy or investment objective to a particular Series, such matters shall be deemed to have been effectively acted upon with respect to all Series of the Trust if a majority of the outstanding voting securities of the particular Series votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

MONEY MARKET SERIES

     The following investment restrictions are fundamental policies of the Trust with respect to the Money Market Series of the Trust and may not be changed except as described above.

     The Trust may not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Trust's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings are outstanding.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money.

     3. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to thirty percent of the Series' total assets).

     4. Purchase or sell real estate or real estate mortgage loans.

     5. Purchase securities on margin or sell short.

     6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

     7. Underwrite securities of other issuers.

     8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

     10. Purchase securities on a when-issued basis if, as a result, more than 15% of the Trust's net assets would be committed.



SHORT-INTERMEDIATE TERM SERIES



     The following investment restrictions are fundamental policies of the Trust with respect to the Short-Intermediate Term Series of the Trust and may not be changed except as described above.

     The Trust may not:

     1. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow from banks or through dollar rolls or reverse repurchase agreements up to 331|M/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 331|M/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions reverse repurchase agreements or dollar rolls or the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Series to the Trustees of the Trust pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     2. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to 30% of the Series' total assets).

     3. Purchase or sell real estate or real estate mortgage loans, except that the Series may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Series may not purchase interests in real estate limited partnerships which are not readily marketable.

     4. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Series of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     5. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Series' net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs, except that the Fund may purchase and sell financial futures contracts and options thereon.

     7. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     8. Purchase securities on a when-issued basis if, as a result, more than 15% of the Series' net assets would be committed.

U.S. TREASURY MONEY MARKET SERIES

     In connection with its investment objective and policies as set forth in the Prospectus, the U.S. Treasury Money Market Series has adopted the following investment restrictions.

     The U.S. Treasury Money Market Series may not:

     1. Invest in any securities other than U.S. Treasury obligations.

     2. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions).

     3. Make short sales of securities or maintain a short position.

     4. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the Securities and Exchange Commission for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure such borrowings.

     5. Buy or sell real estate or interests in real estate.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal laws.

     7. Make investments for the purpose of exercising control or management.

     8. Invest in interests in oil, gas or other mineral exploration or development programs.

     9. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of any Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE TRUST


                              POSITION WITH                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)       TRUST                               DURING PAST 5 YEARS
---------------------------   ---------------   -----------------------------------------------------------
Edward D. Beach (74)          Trustee          President and Director of BMC Fund, Inc., a closed-end
                                                investment company; formerly, Vice Chairman of
                                                Broyhill Furniture Industries, Inc.; Certified Public
                                                Accountant; Secretary and Treasurer of Broyhill Family
                                                Foundation, Inc.; Member of the Board of Trustees of
                                                Mars Hill College; Director or Trustee of 44 funds within
                                                the Prudential Mutual Funds.

Eugene C. Dorsey (72)         Trustee          Retired President, Chief Executive Officer and Trustee of
                                                the Gannett Foundation (now Freedom Forum); former
                                                Publisher of four Gannett newspapers and Vice
                                                President of Gannett Company; past Chairman of
                                                Independent Sector (national coalition of philanthropic
                                                organizations); former Chairman of the American
                                                Council for the Arts; Director of the Advisory Board of
                                                Chase Manhattan Bank of Rochester, The High Yield
                                                Income Fund Inc. and First Financial Fund, Inc.

Delayne Dedrick Gold (60)     Trustee          Marketing and Management Consultant and Director or
                                                Trustee of 44 funds within the Prudential Mutual Funds.

                              POSITION WITH                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)       TRUST                              DURING PAST 5 YEARS
---------------------------   --------------   ----------------------------------------------------------
*Robert F. Gunia (52)         President       President (since March 1999) and Vice President
                              and Trustee      (September 1997-March 1999), Prudential Insurance
                                               Company of America (Prudential); Executive Vice President
                                               and Treasurer (since December 1996), Prudential Investments
                                               Fund Management LLC (PIFM); Senior Vice President (since
                                               March 1987) of Prudential Securities Incorporated
                                               (Prudential Securities) formerly Chief Administrative
                                               Officer (July 1990-September 1996), Director (January
                                               1989-September 1996), Executive Vice President, Treasurer
                                               and Chief Financial Officer (June 1987-December 1996) of
                                               Prudential Mutual Fund Management, Inc.; Vice President and
                                               Director of The Asia Pacific Fund, Inc.; and Director or
                                               Trustee of 44 funds within the Prudential Mutual Funds.

Thomas T. Mooney (57)         Trustee         President of the Greater Rochester Metro Chamber of
                                               Commerce; former Rochester City Manager; Trustee of
                                               Center for Governmental Research, Inc.; Director of Blue
                                               Cross of Rochester, The Business Council of New York
                                               State, Monroe County Water Authority, Executive Service
                                               Corps of Rochester, Monroe County Industrial
                                               Development Corporation, Northeast Midwest Institute;
                                               President Director and Treasurer of First Financial Fund,
                                               Inc., and The High Yield Plus Fund, Inc.; Director or
                                               Trustee of 33 other funds within the Prudential Mutual
                                               Funds.

Thomas H. O'Brien (74)        Trustee         President of O'Brien Associates (Financial and
                                               Management Consultants) (since April 1984); formerly
                                               President of Jamaica Water Securities Corp. (holding
                                               company) (February 1989-August 1990); Chairman of
                                               the Board and Chief Executive Officer (September 1987-
                                               February 1989) of Jamaica Water Supply Company and
                                               Director (September 1987-August 1990); Director and
                                               President of Winthrop Regional Health System and
                                               United Presbyterian Home at Syoset Inc.; Director of
                                               Ridgewood Savings Bank and the High Yield Income
                                               Fund, Inc.; Trustee of Hofstra University.

                              POSITION WITH                              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)       TRUST                                     DURING PAST 5 YEARS
---------------------------   ---------------------   -----------------------------------------------------------
Richard A. Redeker (55)       Trustee                Formerly President, Chief Executive Officer and Director
                                                      (October 1993-September 1996), Prudential Mutual
                                                      Fund Management, Inc.; Executive Vice President,
                                                      Director and Member of Operating Committee (October
                                                      1993- September 1996), Prudential Securities; Director
                                                      (since October 1993-September 1996), Prudential
                                                      Securities Group, Inc.; Executive Vice President, The
                                                      Prudential Investment Corporation (July
                                                      1994-September 1996); Director (January
                                                      1994-September 1996), Prudential Mutual Fund
                                                      Distributors, Inc. and Prudential Mutual Fund Services,
                                                      Inc., formerly Senior Executive Vice President and
                                                      Director of Kemper Financial Services, Inc. (September
                                                      1978-September 1993) and Director or Trustee of 30
                                                      funds within the Prudential Mutual Funds.

Nancy H. Teeters (68)         Trustee                Economist; formerly Vice President and Chief Economist
                                                      (March 1986-June 1990) of International Business
                                                      Machines Corporation; Director of Inland Steel
                                                      Industries (since July 1991) and The High Yield Income
                                                      Fund, Inc.

Louis A. Weil, III (57)       Trustee                Chairman (since January 1999), President and Chief
                                                      Executive Officer (since January 1996) and Director
                                                      (since September 1991) of Central Newspapers, Inc.;
                                                      Chairman of the Board (since January 1996), Publisher
                                                      and Chief Executive Officer (August 1991-December
                                                      1995) of Phoenix Newspapers, Inc.; formerly, Publisher
                                                      of Time Magazine (May 1989-March 1991); President,
                                                      Publisher and Chief Executive Officer of The Detroit
                                                      News (February 1986-August 1989); and member of the
                                                      Advisory Board, Chase Manhattan Bank-Westchester;
                                                      and Director or Trustee of 30 funds within the Prudential
                                                      Mutual Funds.

Grace C. Torres (39)          Treasurer and          First Vice President (since December 1996) of PIFM; First
                              Principal Financial     Vice President (since March 1993) of Prudential
                              and Accounting          Securities; formerly First Vice President (March 1994-
                              Officer                 September 1996) of Prudential Mutual Fund
                                                      Management, Inc. and Vice President (July 1989-
                                                      March 1994) of Bankers Trust Corporation.

Stephen M. Ungerman (45)      Assistant              Tax Director of Prudential Investments (since March 1996);
                              Treasurer               formerly First Vice President of Prudential Mutual Fund
                                                      Management, Inc. (February 1993-September 1996);


                              POSITION WITH                     PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)       TRUST                            DURING PAST 5 YEARS
---------------------------   --------------   ------------------------------------------------------

Deborah A. Docs (41)          Secretary       Vice President (since December 1996) of PIFM; Vice
                                               President and Associate General Counsel of Prudential
                                               Securities; formerly Vice President and Associate
                                               General Counsel (June 1991-September 1996) of PIFM.

-----------
 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

** Unless  otherwise  stated,  the address of the  Trustees and Officers is c/o:
   Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

     The Trust has Trustees who, in addition to overseeing of actions of the Trust's Manager, Subadviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Trust's officers, who conduct and supervise the daily business operations of the Trust.

     Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager. The Trust pays each of its directors who is not an affiliated person of the Manager or the Subadviser annual compensation of $4,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustees, will be asked to serve.

     Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of such Trustee's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Trust (the Trust Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey and O'Brien are scheduled to retire on December 31, 1999.

     The following table sets forth the aggregate compensation paid by the Portfolio for the fiscal year ended November 30, 1998 to current Trustees of the Trust. The table also shows aggregate compensation paid to those Trustees for service on Boards of all funds managed by Prudential Investments Fund Management LLC, including the Trust (Fund Complex), for the calendar year ended December 31, 1998.

                              COMPENSATION TABLE

                                                                                                             TOTAL
                                                                   PENSION OR                             COMPENSATION
                                                                   RETIREMENT                              FROM TRUST
                                                   AGGREGATE    BENEFITS ACCRUED   ESTIMATED ANNUAL         AND FUND
                                                 COMPENSATION   AS PART OF TRUST     BENEFITS UPON        COMPLEX PAID
NAME AND POSITION                                 FROM TRUST        EXPENSES          RETIREMENT          TO TRUSTEES
-----------------                                ------------   ----------------   -----------------      ------------
Edward D. Beach-Trustee                             $4,500           None                N/A            $135,000 (38/63)
Eugene C. Dorsey-Trustee**                          $4,500           None                N/A            $ 70,000 (16/43)
Delayne Dedrick Gold-Trustee                        $4,500           None                N/A            $135,000 (38/63)
Robert F. Gunia-Trustee and Vice President(1)                         --                 --
Mendel A. Melzer CFA-Trustee(1)                                       --                 --
Thomas T. Mooney-Trustee**                          $4,500           None                N/A            $115,000 (31,64)
Thomas H. O'Brien-Trustee                           $4,500           None                N/A            $ 45,000 (11/29)
Richard A. Redeker-Trustee                                           None                N/A
Brian Storms-Trustee and President(1)
Nancy H. Teeters-Trustee                            $4,500           None                N/A            $ 90,000 (23/42)
Louis A. Weil, III-Trustee                          $4,500            --                 --             $ 90,000 (26/50)


-----------
* Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.

(1) Interested Trustees do not receive compensation from the Trust or any fund in the Fund complex. Mr. Redeker is no longer an interested Trustee.

** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Trustees under the Trust's deferred compensation plan. Including accrued interest, total compensation amounted to $85,445 and $119,740 for Dorsey and Mooney, respectively.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Trustees of the Trust are eligible to purchase Class Z shares of the Trust which are sold without either an initial sales charge or Contingent Deferred Sales Charge to limited group of investors.

     As of March 5, 1999, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each class of the Money Market Series, U.S. Treasury Money Market Series and the Short-Intermediate Term Series of the Trust.

     As of March 5, 1999, Prudential Securities was the record holder for other beneficial owners of 7,756,746 Short-Intermediate Term Series Class A Shares (or 52% of such shares outstanding), and 1,046 Short-Intermediate Term Series Class Z Shares (or 1% of such shares outstanding), 261,345,124 Money Market Series Class A Shares (or 43% of such shares outstanding), and NO Money Market Series Class Z Shares (or 0% of such shares outstanding) and 339,412,568 U.S. Treasury Money Market Series Class A Shares (or 99% of such shares outstanding) and NO U.S. Treasury Money Market Series Class Z Shares (or 0% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of March 5, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were: South Bergen Savings and Loan, Attn. Mr. Albert Gossheiler, 250 Valley Blvd, WoodBridge, NJ 07075, who held 693,072 Class A shares of the Short Intermediate Terms Series (5.1%); Prudential Trust Company, FBO PRU-DC Clients, 30 Scranton Office Park, Moosic, PA 18507, who held 1,034,479 Class Z shares of Short-Intermediate Term Series (98.1%); Pru Defined Contribution Services, FBO Pru Non Trust Accounts, 30 Scranton Office Park, Moosic, PA 18507, who held 7,842,133 Class Z shares of the Money Market Series (27.9%); and Pru Defined Contribution Services, FBO Pru Non Trust Accounts, 30 Scranton Office Park, Moosic, PA 18507, who held 2,724,984 Class Z shares of the U.S. Treasury Money Market Series (99%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

     (A) MANAGER AND INVESTMENT ADVISER



     The Manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential Mutual Funds. See "How the Series is Managed-Manager" in the Prospectus of each Series. As of January 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.7 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to a management agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolio, including the purchase, retention, disposition and loan of securities and other investments. PIFM is obligated to keep certain books and records of the Trust in connection therewith. PIFM is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in the portfolio management. The management services of PIFM to the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     In connection with the services it renders, PIFM bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's investment adviser;

     (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to a subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with the Manager or the Trust's investment adviser, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the fees and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity, directors and officers and errors and omissions insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.

     The Trust pays a fee to PIFM for the services performed and the facilities furnished by PIFM, computed daily and payable monthly, at an annual rate of .40 of 1% of the Short-Intermediate Term Series' and the U.S. Treasury Money Market Series' average daily net assets and at an annual rate of .40 of 1% of the average daily net assets up to $1 billion, .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion of the average daily net assets of the Money Market Series. The Management Agreement also provides that in the event the expenses of a Series (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series are then qualified for offer and sale, PIFM will reduce its fee by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Series. Any such reductions are subject to readjustment during the year. Currently, the Trust believes that the most restrictive expense limitation of state securities commissions is 21-1/2% of the average daily net assets of each Series up to $30 million, 2% of the average daily net assets of each Series from $30 million to $100 million and 11-1/2% of any excess over $100 million. The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act) or of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 8, 1996 and by a majority of the outstanding shares of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and a majority of the outstanding shares of the U.S. Treasury Money Market Series on November 26, 1991.

     For the fiscal year ended November 30, 1998, the Trust paid management fees to PIFM of $2,435,541, $637,243 and $1,680,560 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series. For the fiscal year ended November 30, 1997, the Trust paid management fees to PIFM of $2,348,740, $666,606 and $1,610,536 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1996, the Trust paid management fees to PIFM of $2,362,419, $810,455 and $1,572,239 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust's total return. These voluntary waivers may be terminated at any time without notice.

     PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Trust. In connection therewith, PI is obligated to keep certain books and records of the Trust. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of those services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to the Trust by a unit of the Subadviser known as Prudential Mutual Fund Investment Management.

     The Subadvisory Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 22, 1997, and by the shareholders of each of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and the shareholders of the U.S. Treasury Money Market Series on November 26, 1991.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Trust, PIFM or PI upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     (B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as distributor for the Trust's shares. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the company's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

     CLASS A PLAN. Under the Class A Plan for the Money Market Series and the U.S. Treasury Money Market Series, the Trust may pay the Distributor for its distribution-related activities with respect to Class A shares of each Series at an annual rate of up to .125 of 1% of the average daily net assets of each Series' Class A shares. Under the Class A Plan for the Short-Intermediate Series, the Trust may pay the Distributor for its distribution-related activities with respect to Class A shares of the Series' Class A shares at the annual rate of the lesser of (a) .25 of 1% per annum of the aggregate sales of the Series' Class A shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions issued on or after July 1, 1985 (the effective date of the Short-Intermediate Term Series Class A
Plan) less the aggregate net asset value of any such Shares redeemed, or (b) .25 of 1% per annum of the average daily net asset value of the Series' Class A shares issued after the effective date of the Class A Plan.

     During the fiscal year ended November 30, 1998, the Distributor and Prudential Securities incurred distribution expenses in the aggregate of $737,062 and $525,175 with respect to the Money Market Series and the U.S. Treasury Money Market Series, respectively, all of which was recovered through the distribution fee paid by each Series to the Distributor and Prudential Securities. It is estimated that of these amounts approximately $586,000 (79.5%) and $412,300 (78.5%) was spent on payment of account servicing fees to financial advisers for the Money Market Series and U.S. Treasury Money Market Series, respectively, and $151,100 (20.5%) and $112,900 (21.5%) on allocation of overhead and other branch office distribution-related expenses for the Money Market Series and U.S. Treasury Money Market Series, respectively. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of shares of the series, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationary and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of shares of the series, and (d) other incidental expenses relating to branch promotion of sales of the series. Reimbursable distribution expenses do not include any direct interest or carrying charges.

     For the fiscal year ended November 30, 1998, the Distributor and Prudential Securities collectively received $294,161 from the Short-Intermediate Term Series under the Plan all of which was spent on behalf of the Short-Intermediate Term Series or the payment of account servicing fees to financial advisers.

     In each Distribution and Service Agreement, the Trust has agreed to indemnify PIMS to the extent permitted by applicable law against certain liabilities under the Securities Act.

     In addition to distribution and service fees paid by the Fund under the Class A Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of each Series, including Class Z shares. Such payments may be calculated by reference to the net asset values of shares sold by such persons or otherwise.

     Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

     The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable Series, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Series (as defined in the Investment Company Act). Each Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

     So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness and the level of payments provided therein.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-backed sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

     (C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual maintenance fee of $10.00 per shareholder account, a new account set-up fee $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants and in that capacity audits the Trust's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, arranging the execution of portfolio security transactions on each Series' behalf, and the selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. Each Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The policy of each of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

     The Trust paid no brokerage commissions for the fiscal years ended November 30, 1996, 1997 and 1998.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     THE TRUST, ORGANIZED IN 1981 AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS, IS A TRUST FUND OF THE TYPE COMMONLY KNOWN AS A MASSACHUSETTS BUSINESS TRUST. The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separated series and classes within such securities. Each Series is authorized to issue an unlimited number of shares, divided into two classes, designated Class A and Class Z.

     The shareholders of the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each Series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each Series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in investment policies related thereto.



     Shares of each Series are currently divided into two classes designated Class A and Class Z shares. Each class represents an interest in the same assets of the Series and is identical in all respects except that (1) each class is subject to different expenses which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any manner submitted to shareholders in which the interests of one class differ from the interests of the other class, (3) each class has a different exchange privilege and (4) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class A shares are subject to distribution and/or service expenses, the liquidation proceeds to shareholders of that class are likely to be lower than to Class Z shareholders whose shares are not subject to any distribution and/or service expenses. In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustee may determine.

     It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.

                PURCHASE, REDEMPTION AND PRICING OF TRUST SHARES

     Shares of the Trust may be purchased at a price equal to the next determined net asset value (NAV) per share. Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge.

     PURCHASES BY WIRE. For an initial purchase of shares of the Trust by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election , dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Securities Trust, specifying on the wire the account number assigned by PMFS and your name and identifying the Series and the class in which you are eligible to invest (Class A or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York Time for the Short-Intermediate Term Series; 4:30 P.M. New York Time for the Money Market Series and U.S. Treasury Money Market Series), on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Securities Trust-(specify the Series), Class A or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum account which may be invested by wire is $1,000.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute .a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick,

New Jersey 08906-5010.

ISSUANCE OF TRUST SHARES FOR SECURITIES

     Transactions involving the issuance of Trust shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Trust, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via a listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Trust's investment adviser.

CLASS Z SHARES

     Class Z shares of the Trust currently are available for purchase by the following categories of investors:

   o pension,  profit-sharing  or other employee  benefits plans qualified under
     Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Trust is an available option (collectively, Benefits Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

   o participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Trust is an available option;

   o certain   participants  in  the  MEDLEY  Program  (group  variable  annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option;

   o Benefits Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds:

   o the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities;

   o current and former Directors/Trustees of the Prudential Mutual Funds (including the Trust);

   o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan and

   o Prudential with an investment of $10 million or more.

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders fee, from its own resources, based on a percentage of the NAV of shares sold by such persons.

     Class Z shares of the Trust may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Trust pursuant to an investment management agreement with the Prudential Insurance Company of America or its affiliates, (2) the Trust is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping service) sponsored by PMFS. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under
Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403 (b)(7) of the Internal Revenue Code.

SALE OF SHARES

     You can redeem shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. If you are redeeming your shares through a broker, your broker must receive your sell order before the Trust computes its NAV for that day (that is, 4:15 P.M., New York time for Short-Intermediate Term Series or 4:30 P.M., New York time for Money Market Series and U.S. Treasury Money Market Series) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Trust  through  Prudential  Securities,  you must
redeem  your  shares  through   Prudential   Securities.   Please  contact  your
Prudential-Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.


     SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other that the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays. (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3), or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Trust or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio the Trust, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Trust, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than

$500 due to a redemption. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series without paying an initial sales charge. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. Exercise of the exchange privilege may affect federal tax treatment of any gain realized upon redemption.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which shares are held for the investor by the Transfer Agent. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of such account. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.

PROCEDURE FOR MULTIPLE ACCOUNTS

     Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

     PMFS provides each institution with a written confirmation for each transaction in sub-accounts. Further, PMFS provides, to each institution on a monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date.

     Further  information  on  the  sub-accounting   system  and  procedures  is
available from the Transfer Agent, Prudential Securities or Prusec.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the applicable Series at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent.

EXCHANGE PRIVILEGE

     The Trust makes available to its Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series shareholders the privilege of exchanging their shares for shares of either of the other Series and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A or Class Z shares of such other Prudential Mutual Funds may also be exchanged for Class A or Class Z shares of the Money Market Series and for shares of the Short-Intermediate Term Series and U.S. Treasury Money Market Series. An exchange is treated as a redemption and purchase for Federal income tax purposes. All exchanges are made on the basis of relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Trust's Transfer Agent, the Distributor or your broker. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Trust, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

     CLASS A. Shareholders of the Trust may exchange their Class A shares for Class A shares of the Prudential Mutual Funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. The following money market funds participate in the Class A Exchange Privilege:

     Prudential California Municipal Fund
     (California Money Market Series)

     Prudential Government Securities Trust
     (Money Market Series)
     (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
      (Connecticut Money Market Series)

        (Massachusetts Money Market Series)
        (New York Money Market Series)
        (New Jersey Money Market Series)

     Prudential MoneyMart Assets

     Prudential Tax-Free Money Fund, Inc.

     Shareholders of the Trust may not exchange their shares for Class B or Class C shares of the Prudential Mutual Funds or shares of Prudential Special Money Market Fund, a money market fund, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

DOLLAR COST AVERAGING-SHORT-INTERMEDIATE TERM SERIES

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


PERIOD OF MONTHLY INVESTMENTS:     $100,000     $150,000     $200,000     $250,000
--------------------------------   ----------   ----------   ----------   ---------
     25 Years ..................     $  110       $  165       $  220      $  275
     20 Years ..................        176          264          352         440
     15 Years ..................        296          444          592         740
     10 Years ..................        555          833        1,110       1,388
     5 Years ...................      1,371        2,057        2,742       3,428

     See "Automatic Investment Plan."

-----------
1 Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in any Series' shares each month by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts in shares of that Series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available for shareholders having shares of the Trust held through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.


     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the applicable series at NAV on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and Distributions" above.

     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder. Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

INDIVIDUAL RETIREMENT ACCOUNTS

     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING1

CONTRIBUTIONS      PERSONAL
MADE OVER:          SAVINGS        IRA
---------------   ----------   ----------
    10 years       $ 26,165     $ 31,291
    15 years         44,675       58,649
    20 years         68,109       98,846
    25 years         97,780      157,909
    30 years        135,346      244,692

-----------
1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, a Series of the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES

     AMORTIZED COST VALUATION. The Money Market Series and the U.S. Treasury Money Market Series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Securities and Exchange Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     With respect to the Money Market Series and the U.S. Treasury Money Market Series, the Trustees have determined to maintain a dollar-weighted average maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with the provisions of Rule 2a-7 of the Investment Company Act. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, both Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

SHORT-INTERMEDIATE TERM SERIES

     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of the Short-Intermediate Term Series' securities. In accordance with procedures adopted by the Trustees, the value of each U.S. Government security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Manager under procedures established under the general supervision and responsibility of the Trustees.

     Short-term investments which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity when acquired by the Intermediate Series was more than 60 days, unless this is determined not to represent fair value by the Trustees.

TIME NET ASSET VALUE IS CALCULATED

     The Trust will compute its NAV value at 4:15 P.M., New York Time, for the Short-Intermediate Term Series and at 4:30 P.M. for the Money Market Series and U.S. Treasury Money Market Series, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem series shares have been received or days on which changes in the value of a series' securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Short-Intermediate Term Series' shares shall be determined at a time between such closing and 4:15 P.M. New York time and at a time between such closing and 4:30 P.M. for the Money Market Series' and US Treasury Money Market Series' shares. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). If each Series qualifies as a regulated investment company, it will not be subject to federal income taxes on the taxable income it distributes to shareholders, provided at least 90% of its net investment income and net short-term capital gains earned in the taxable year is so distributed.

     To qualify for this treatment, each Series must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The performance and tax qualification of one Series will have no effect on the federal income tax liability of shareholders of the other Series.

     Each Series is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned, if any, during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year twelve-month period ending on October 31 of such prior year, respectively. To the extent a Series does not meet these distribution requirements, it will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Series pays income tax is treated as distributed. Each Series intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

     Dividends paid by a Series from its ordinary income and distributions of a Series's net realized short-term capital gains are taxable to shareholders as ordinary income, whether or not reinvested. Generally none of the income of the Trust will consist of dividends from domestic corporations. Therefore, dividends of net investment income and distributions of net short-term capital gains will not be eligible for the dividends received deduction for corporate shareholders.

     Distribution of net capital gains (that is, the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The U.S. Treasury Money Market Series and the Money Market Series are not likely to realize long-term capital gains because of the types of securities they purchase. Net capital gains of a Series that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of such Series.

     Upon the redemption, sale or exchange of shares of a Series, a shareholder may recognize gain or loss. Such gain or loss will be capital gain or loss if the Shares were held as a capital investment, and such capital gain or loss will be long-term capital gain or loss if such shares were held for more than 12 months. However, any short-term capital loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions on such shares.

     Any loss realized on a sale, redemption or exchange of shares of a Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     The Trust has obtained an opinion of counsel to the effect that the exchange of one class of a Series' shares for another class of its shares does not constitute a taxable event for federal income tax purposes. However, such an opinion is not binding on the Internal Revenue Service.

     The Trust may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by that Series and therefore is subject to the distribution requirements of the Internal Revenue Code. Debt securities acquired by the Trust also may be subject to the market discount rules. Because the original issue discount income earned by a Series in a taxable year may not be represented by cash income, a Series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirement.

     The Short-Intermediate Term Series may engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and the use of leverage, including reverse repurchase agreements and dollar rolls. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and loses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by the Series on securities lapses or is terminated through a closing transaction, such as a repurchase by the Series of the option from its holder, the Series should generally realize short-term capital gain or loss. If securities are sold by the Series pursuant to the exercise of a call option written by it, the Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Series' transactions may be subject to wash sale, short sale and constructive sale provisions of the Internal Revenue Code, which may, in general, disallow or defer certain losses realized by the Series, recharacterize certain of the Series' long-term capital gains as short-term capital gains (or short-term capital losses as long term capital losses), and toll the Series' holding period in certain capital assets.

     Regulated future contracts and certain listed options which are not equity options constitute Section 1256 contracts. Such 1256 contracts will be required to be marked to market for federal income tax purposes at the end of the Series' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     In addition, positions which are part of a straddle are subject to special rules including wash sale, short sale and constructive sale provisions of the Internal Revenue Code. The Series generally will be required to defer the recognition of losses on positions it holds as part of a straddle to the extent of any unrecognized gain on offsetting positions held by the Series, and will not be able to deduct the net interest or other charges incurred to purchase or carry straddle positions. Capital gains realized by the Series in connection with a conversion transaction (generally, a transaction the Series' return from which is attributable solely to the time value of the Series' net investment) will generally be recharacterized as ordinary income.

     See "Taxes, Dividends and Distributions" in the Prospectus of each Series.

                            PERFORMANCE INFORMATION

MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES-CALCULATION OF YIELD
     The  Money  Market  Series  and U.S. Treasury Money Market Series will each prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Series and U.S. Treasury Money Market Series' portfolios and their operating expenses. The Money Market Series and U.S. Treasury Money Market Series may also each prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

              Effective yield = [(base period return + 1)365/7 ]-1 The U.S. Treasury Money Market Series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of the yield is attributable to securities, the income of which is exempt for state and local income tax purposes. This portion of the yield will then be divided by one minus the maximum state tax rate of individual taxpayers and then added to the portion of the yield that is attributable to other securities.

     Comparative performance information may be used from time to time in advertising or marketing the Money Market Series' and U.S. Treasury Money Market Series' shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices.

     The Money Market Series' and U.S. Treasury Money Market Series' yields fluctuate, and annualized yield quotations are not a representation by the Money Market Series or U.S. Treasury Money Market Series as to what an investment in the Money Market Series and U.S. Treasury Money Market Series will actually yield for any given period. Yield for the Money Market Series and U.S. Treasury Money Market Series will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of each series' income and expenses.

SHORT-INTERMEDIATE TERM SERIES-CALCULATION OF YIELD AND TOTAL RETURN
     YIELD.  The  Short-Intermediate Term Series may from time to time advertise its yield as calculated over a 30-day period. Yield will be computed by dividing the Short-Intermediate Term Series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. Yield is calculated according to the following formula:

                                     a - b
                           YIELD = 2 [(----  + 1)6-1]

                                       cd

     Where: a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the  average  daily  number of  shares  outstanding  during  the period that were entitled to receive dividends.
            d = the net asset value per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Trust as to what an investment in the Intermediate Term Series will actually yield for any given period.

     The Short-Intermediate Term Series' 30-day yield for the period ended November 30, 1998 was 5.02% for Class A and 5.22% for Class Z.



     AVERAGE ANNUAL TOTAL RETURN. The Short-Intermediate Term Series may from time to time advertise its average annual total return.

     Average annual total return is computed according to the following formula:

                                P (1 + T)n = ERV

     Where: P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.

          ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.

     The Short-Intermediate Term Series' average annual total return with respect to Class A shares for the one, five, ten year and since inception September 22, 1982 periods ended November 30, 1998 was 6.01%, 5.31%, 7.20% and 8.29%, respectively. The Short-Intermediate Term Series' average annual total return with respect to Class Z shares for the one year and since inception (February 26, 1997) periods ended November 30, 1998 was 6.31% and 6.86%, respectively.

     AGGREGATE  TOTAL  RETURN.  The  Short-Intermediate  Term  Series  may  also
advertise   its   aggregate   total   return.  See  "How  the  Trust  Calculates

Performance" in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

     Where: P = a hypothetical initial payment of $1,000.

          ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.

     The Short-Intermediate Term Series' aggregate total return with respect to Class A shares for the one, five, ten year and since inception (September 22, 1982) periods ended November 30, 1998 was 6.01%, 29.53%, 100.39% and 262.92%,
respectively. The Short-Intermediate Term Series' aggregate total return with respect to Class Z shares for the one year and since inception (February 26, 1997) periods ended November 30, 1998 was 6.31% and 12.37%, respectively.

Portfolio of Investments as of November 30, 1998
                                       MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Federal Home Loan Bank--34.0%
$  26,500    4.84%, 12/1/98                         $ 26,482,917
    2,500    5.01%, 12/1/98                            2,499,921
   12,000    5.01%, 12/2/98                           11,994,961
   73,000    5.10297%, 12/8/98, F.R.N.                72,971,677
   12,000    4.78%, 1/28/99                           11,907,587
   23,000    4.90%, 1/29/99                           22,815,297
   10,000    5.58%, 3/11/99                           10,000,467
    7,000    5.50%, 3/26/99                            6,996,827
   12,000    5.54%, 4/7/99                            11,990,909
   10,000    5.54%, 7/13/99                            9,996,426
    2,000    5.25%, 10/14/99                           2,000,000
   20,000    5.00%, 10/27/99                          20,000,000
                                                    ------------
                                                     209,656,989
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--14.4%
   23,000    5.07656%, 12/18/98, F.R.N.               22,988,705
   22,550    4.83984%, 12/28/98, F.R.N.               22,547,603
   22,500    5.11%, 1/22/99                           22,333,925
   11,000    4.92%, 2/16/99                           10,884,243
   10,000    5.505%, 3/12/99                           9,997,953
                                                    ------------
                                                      88,752,429
------------------------------------------------------------
Federal National Mortgage Association--30.9%
   25,000    4.96%, 12/1/98                           24,996,404
   24,600    4.97%, 12/1/98                           24,580,928
    4,405    7.05%, 12/10/98                           4,406,467
    3,000    5.06391%, 12/17/98, F.R.N.                2,999,401
   10,000    4.81%, 12/18/98                           9,977,286
   30,000    5.20%, 12/23/98                          29,904,667
   12,500    5.21%, 12/23/98                          12,460,201
   11,500    5.065%, 1/8/99                           11,438,516
   10,000    5.00%, 2/5/99                             9,908,333
   22,000    5.41%, 2/23/99                           21,993,170
$   8,000    5.37%, 2/26/99                         $  7,995,084
   30,000    5.32%, 9/17/99, F.R.N.                   29,985,625
                                                    ------------
                                                     190,646,082
------------------------------------------------------------
Student Loan Marketing Association--8.4%
   13,966    5.58%, 3/11/99                           13,965,064
    5,000    5.53%, 7/16/99                            4,997,911
    7,000    4.50%, 8/2/99                             6,975,009
   17,500    4.85%, 11/4/99, F.R.N.                   17,490,400
    8,500    5.31%, 11/9/99                            8,495,287
                                                    ------------
                                                      51,923,671
------------------------------------------------------------
Repurchase Agreements(a)--13.1%
    1,373    Credit Suisse First Boston Corp.,
                5.00%, dated 11/27/98, due
                12/1/98 in the amount of
                $1,373,763 (cost $1,373,000; the
                value of the collateral including
                accrued interest is $1,400,889)        1,373,000
   18,762    Credit Suisse First Boston Corp.,
                4.81%, dated 11/19/98, due
                12/3/98 in the amount of
                $18,797,095 (cost $18,762,000;
                the value of the collateral
                including accrued interest is
                $19,143,103)                          18,762,000
   33,000    J.P. Morgan Securities, Inc., 5.15%,
                dated 11/5/98, due 1/20/99 in the
                amount of $33,358,783 (cost
                $33,000,000; the value of the
                collateral including accrued
                interest is $33,670,312)              33,000,000
    6,424    Morgan Stanley Dean Witter, 4.83%,
                dated 11/25/98, due 12/2/98 in
                the amount of $6,430,033 (cost
                $6,424,000; the value of the
                collateral including accrued
                interest is $6,554,487)                6,424,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-39

PRUDENTIAL GOVERNMENT SECURITIES TRUST
MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1998
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreements(a) (cont'd.)
$  21,040    Salomon Smith Barney Inc., 5.05%,
                dated 11/30/98, due 12/7/98 in
                the amount of $21,060,660 (cost
                $21,040,000; the value of the
                collateral including accrued
                interest is $21,473,950)            $ 21,040,000
                                                    ------------
                                                      80,599,000
                                                    ------------
------------------------------------------------------------
Total Investments--100.8%
             (amortized cost $621,578,171(b))        621,578,171
             Liabilities in excess of other
                assets--(0.8%)                        (4,673,333)
                                                    ------------
             Net Assets--100%                       $616,904,838
                                                    ============

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1998.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-40

                                        PRUDENTIAL GOVERNMENT SECURITIES TRUST
Portfolio of Investments as of November 30, 1998
                                        SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.1%
------------------------------------------------------------
Asset-Backed--15.9%
              Capital One Master Trust
$   5,000     Ser. 98-4 A, 5.43%, 1/15/07           $  4,987,500
              Contimortgage Home Equity Loan
                 Trust
   10,000(a)  Ser. 98-2 A3, 6.13%, 3/15/13            10,021,875
              Federal Home Loan Mortgage
                 Corporation,
                 Loan Receivable Trust
   33,129     Ser. 97-A AX, 3.80%, 4/15/19, I/O        4,410,364
              Premier Auto Trust
    5,000     Ser. 98-2 A3, 5.77%, 1/6/02              5,032,031
                                                    ------------
                                                      24,451,770
------------------------------------------------------------
Collateralized Mortgage Obligations--10.9%
              Bayview Financial Acquisition Trust
    4,403     Ser. 98-1 A1, 7.01%, 5/25/29             4,445,149
              Federal Home Loan Mortgage
                 Association
      793     7.00%, 2/15/05                             791,916
              Federal National Mortgage
                 Association
   11,605(a)  6.65%, 3/25/02, REMIC                   11,590,076
                                                    ------------
                                                      16,827,141
------------------------------------------------------------
Corporate Obligations--1.7%
              Merck and Company
    2,500(a)  5.76%, 5/3/37                            2,590,625
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through
Obligations--17.3%
              Federal Home Loan Mortgage
                 Association
      594     6.317%, 6/01/28                            590,711
      198     7.375%, 3/01/06                            202,809
    1,315(a)  9.00%, 9/01/05 - 11/01/05                1,350,760
              Federal National Mortgage
                 Association
    8,830     6.50%, 1/01/13 - 4/01/13                 8,956,533
    4,179     6.765%, 1/01/07                          4,181,537
    3,740(a)  7.50%, 4/01/10 - 12/01/10                3,847,821
              Government National Mortgage
                 Association
    7,340(a)  7.00%, 1/15/25 - 11/15/25                7,518,979
                                                    ------------
                                                      26,649,150
------------------------------------------------------------
U.S. Government Agency Obligation--3.3%
    5,000(a)  6.30%, 9/25/02                           5,089,050
------------------------------------------------------------
U.S. Treasury Notes--46.0%
      300(a)  6.25%, 5/31/99                             302,298
    1,950(a)  5.875%, 7/31/99                          1,964,313
      500     6.375%, 5/15/00                            512,030
    4,750(a)  6.00%, 8/15/00                           4,854,642
    4,720     6.50%, 5/31/01                           4,926,500
    2,500(a)  6.00%, 7/31/02                           2,611,725
    2,300(a)  5.75%, 11/30/02                          2,389,838
    4,200(a)  5.50%, 1/31/03                           4,329,948
   17,800     4.25%, 11/15/03                         17,605,268
    5,000(a)  6.625%, 5/15/07                          5,617,950
   11,500     6.125%, 8/15/07                         12,545,810
    3,000(b)  5.50%, 2/15/08                           3,167,820
   10,080(b)  4.75%, 11/15/08                         10,095,725
                                                    ------------
                                                      70,923,867
                                                    ------------
              Total long-term investments
                 (cost $145,090,712)                 146,531,603
                                                    ------------
SHORT-TERM INVESTMENT--4.5%
------------------------------------------------------------
Repurchase Agreement
    7,030     Joint Repurchase Agreement Account
                 5.25%, 12/1/98
                 (cost $7,030,000; Note 5)             7,030,000
                                                    ------------
------------------------------------------------------------
Total Investments--99.6%
              (amortized cost $152,120,712; Note
                 4)                                  153,561,603
              Other assets in excess of
                 liabilities--0.4%                       582,185
                                                    ------------
              Net Assets--100%                      $154,143,788
                                                    ============

---------------
I/O--Interest Only.
REMIC--Real Estate Mortgage Investment Conduit.
(a) Asset segregated for dollar rolls.
(b) Securities on loan, see Note 4.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-41

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1998
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
U.S. Treasury Bills--67.2%
$  50,000    4.86%, 12/15/98                        $ 49,905,500
      412    3.76%, 12/24/98                             411,010
      440    4.13%, 12/24/98                             438,839
   35,000    4.495%, 1/21/99                          34,777,123
   35,254    4.505%, 1/21/99                          35,029,006
   48,734    4.51%, 1/21/99                           48,422,630
    2,698    4.525%, 1/21/99                           2,680,705
    1,276    4.53%, 1/21/99                            1,267,811
   46,231    4.67%, 1/21/99                           45,925,144
    7,737    4.435%, 2/25/99                           7,655,029
                                                    ------------
                                                     226,512,797
------------------------------------------------------------
U.S. Treasury Notes--33.9%
    8,300    6.375%, 1/15/99                           8,309,343
   12,435    5.875%, 1/31/99                          12,465,922
   34,805    8.875%, 2/15/99                          35,109,681
    2,515    5.50%, 2/28/99                            2,521,254
    6,460    6.25%, 3/31/99                            6,482,991
   11,672    7.00%, 4/15/99                           11,732,936
   31,877    6.00%, 6/30/99                           31,972,648
    5,701    6.375%, 7/15/99                           5,732,406
                                                    ------------
                                                     114,327,181
------------------------------------------------------------
Total Investments--101.1%
             (amortized cost $340,839,978(a))        340,839,978
             Liabilities in excess of other
                assets--(1.1%)                        (3,855,009)
                                                    ------------
             Net Assets--100%                       $336,984,969
                                                    ============

---------------
(a) Federal income tax basis of Portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-42

Statement of Assets and Liabilities
November 30, 1998                        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    Treasury
                                                                                   Money            Short-           Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $540,979,171, $152,120,712 and $340,839,978,
   respectively)............................................................    $540,979,171     $153,561,603     $340,839,978
Repurchase agreements, at value (cost $80,599,000, $0 and $0,
   respectively)............................................................      80,599,000               --               --
Cash........................................................................         993,658           58,159            3,491
Receivable for investments sold.............................................              --               --       53,429,001
Interest receivable.........................................................       3,065,982        1,052,770        2,497,641
Securities lending income receivable........................................              --           39,322               --
Receivable for Series shares sold...........................................       6,785,610           49,447        4,135,372
Deferred expenses and other assets..........................................         161,709            4,175            7,064
                                                                                ------------     ------------     ------------
   Total assets.............................................................     632,585,130      154,765,476      400,912,547
                                                                                ------------     ------------     ------------
Liabilities
Payable for investments purchased...........................................       7,080,009               --       57,560,529
Payable for Series shares reacquired........................................       7,820,570          179,086        5,688,689
Due to Manager..............................................................         196,222           50,630          112,923
Due to distributor..........................................................          32,435           12,536           18,592
Dividends payable...........................................................         525,087          197,257          283,617
Accrued expenses and other liabilities......................................          25,969          182,179          263,228
                                                                                ------------     ------------     ------------
   Total liabilities........................................................      15,680,292          621,688       63,927,578
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $616,904,838     $154,143,788     $336,984,969
                                                                                ============     ============     ============
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  6,169,048     $    157,741     $  3,369,848
   Paid-in capital in excess of par.........................................     610,735,790      179,251,802      333,615,121
                                                                                ------------     ------------     ------------
                                                                                 616,904,838      179,409,543      336,984,969
   Undistributed net investment income......................................              --           92,624               --
   Accumulated net realized losses..........................................              --      (26,799,270)              --
   Net unrealized appreciation of investments...............................              --        1,440,891               --
                                                                                ------------     ------------     ------------
Net assets, November 30, 1998...............................................    $616,904,838     $154,143,788     $336,984,969
                                                                                ============     ============     ============
Net asset value
Class A:
   Net asset value, offering price and redemption price per share
      ($590,004,099 / 590,004,099 shares of beneficial interest issued and
      outstanding)..........................................................           $1.00
                                                                                ============
      ($149,508,346 / 15,301,689 shares of beneficial interest issued and
      outstanding)..........................................................                            $9.77
                                                                                                 ============
      ($336,984,758 / 336,984,758 shares of beneficial interest issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ============

   Net asset value, offering price and redemption price per share
      ($26,900,739 / 26,900,739 shares of beneficial interest issued and
      outstanding)..........................................................           $1.00
                                                                                ============
      ($4,635,442 / 472,414 shares of beneficial interest issued and
      outstanding)..........................................................                            $9.81
                                                                                                 ============
      ($211 / 211 shares of beneficial interest issued and outstanding).....                                             $1.00
                                                                                                                  ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-43

Statement of Operations
Year Ended November 30, 1998              PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money            Short-         U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $33,861,520       $ 9,767,728       $ 21,867,471
   Income from securities loaned, net.......................................              --           150,213                 --
                                                                                 -----------      ------------      -------------
                                                                                  33,861,520         9,917,941         21,867,471
Expenses
   Management fee...........................................................       2,435,541           637,243          1,680,560
   Distribution fee--Class A................................................         737,062           294,161            525,175
   Transfer agent's fees and expenses.......................................       1,435,000           210,000            170,000
   Custodian's fees and expenses............................................          84,000           100,000             80,000
   Reports to shareholders..................................................          50,000           100,000             75,000
   Registration fees........................................................          30,000            90,000             60,000
   Audit fee and expenses...................................................          25,000            34,000             25,000
   Legal fees...............................................................          11,000            50,000             13,000
   Trustees' fees...........................................................          10,500            10,500             10,500
   Insurance expense........................................................          11,000             3,000              2,000
   Miscellaneous............................................................           5,271             5,236             10,794
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       4,834,374         1,534,140          2,652,029
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      29,027,146         8,383,801         19,215,442
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................................................          26,721         1,529,814            293,468
   Financial future contracts...............................................         --                (28,110)          --
   Written options transactions.............................................         --                  5,078           --
                                                                                 -----------      ------------      -------------
                                                                                      26,721         1,506,782            293,468
Net change in unrealized depreciation on investments........................         --               (564,958)          --
                                                                                 -----------      ------------      -------------
Net gain on investments.....................................................          26,721           941,824            293,468
                                                                                 -----------      ------------      -------------
Net Increase in Net Assets Resulting from Operations........................     $29,053,867       $ 9,325,625       $ 19,508,910
                                                                                 ===========      ============      =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-44

Statement of Changes in Net Assets        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                             Short-                        U.S. Treasury
                                          Money Market                    Intermediate                     Money Market
                                             Series                        Term Series                        Series
                                 -------------------------------   ---------------------------    -------------------------------
                                                                     Year ended November 30,
Increase (Decrease)              ------------------------------------------------------------------------------------------------
in Net Assets                         1998             1997            1998           1997             1998             1997
                                 --------------   --------------   ------------   ------------    --------------   --------------
Operations:
   Net investment income.......  $   29,027,146   $   28,073,367   $  8,383,801   $  9,598,358    $   19,215,442   $   18,750,863
   Net realized gain on
      investment transactions..          26,721          106,570      1,506,782         89,964           293,468          121,988
   Net change in unrealized
      depreciation on
      investments..............              --               --       (564,958)      (324,291)               --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase in net assets
      resulting from
      operations...............      29,053,867       28,179,937      9,325,625      9,364,031        19,508,910       18,872,851
                                 --------------   --------------   ------------   ------------    --------------   --------------
Dividends and distributions to
   shareholders:
   Dividends to shareholders...     (29,053,867)     (28,179,937)    (8,799,007)    (9,002,839)      (19,508,910)     (18,872,851)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Series share transactions(a)
(Note 6):
   Net proceeds from shares
      subscribed
      (Note 7).................   2,267,004,069    2,067,231,815     48,203,029      8,117,531     4,398,749,349    4,683,800,784
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      27,554,570       26,745,177      5,999,888      5,839,123        17,472,551       17,070,655
   Cost of shares reacquired...  (2,269,663,230)  (2,054,090,306)   (49,748,114)   (50,390,144)   (4,512,021,356)  (4,573,416,591)
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......      24,895,409       39,886,686      4,454,803    (36,433,490)      (95,799,456)     127,454,848
                                 --------------   --------------   ------------   ------------    --------------   --------------
Total increase (decrease) in
net assets.....................      24,895,409       39,886,686      4,981,421    (36,072,298)      (95,799,456)     127,454,848
Net Assets
Beginning of year..............     592,009,429      552,122,743    149,162,367    185,234,665       432,784,425      305,329,577
                                 --------------   --------------   ------------   ------------    --------------   --------------
End of year(b).................  $  616,904,838   $  592,009,429   $154,143,788   $149,162,367    $  336,984,969   $  432,784,425
                                 ==============   ==============   ============   ============    ==============   ==============
---------------
(a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
(b) Includes undistributed net
   investment income of........  $           --   $           --   $     92,624   $    508,830    $           --   $           --
                                 --------------   --------------   ------------   ------------    --------------   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-45

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.
------------------------------------------------------------
Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: The Short-Intermediate Term Series enters into a financial futures contract which is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Short-Intermediate Term Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions. There were no written options outstanding at November 30, 1998.

Securities Lending: The Short-Intermediate Term Series may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Series in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Series an amount equivalent to any dividend or interest paid on such securities and the Series may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Series. The Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. As a matter of
--------------------------------------------------------------------------------
                                      B-46

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
fundamental policy the Series may not lend more than 30% of the value of its total assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.

Dollar Rolls: The Short-Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls.

Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the effect of applying this statement was to decrease undistributed net investment income by $1,000, decrease accumulated net realized losses by $5,357,258 and decrease paid-in-capital in excess of par by $5,356,258 which represents the expiration of a portion of the capital loss carryforward. Net realized gains and net assets were not affected by this change.

Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.

The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund compensated the distributors for distributing and servicing each of the Series' shares, pursuant to plans of distribution, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly at an annual rate of
 .125% of each of the Series' average daily net assets. The distributors pay various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers.

The Fund also compensated PSI and PIMS for its expenses as distributor of the Short-Intermediate Term Series. The Short-Intermediate Term Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares.
--------------------------------------------------------------------------------
                                      B-47

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares.
PIFM, PIC, PSI and PIMS are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of November 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 1998, the Fund incurred fees of approximately $1,415,000, $197,700, and $143,000, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 1998 were $232,752,606 and $234,614,563, respectively.

For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was $152,120,712 and, accordingly, as of November 30, 1998, net unrealized appreciation of investments for federal income tax purposes was $1,440,891 (gross unrealized appreciation $2,341,916; gross unrealized depreciation--$901,025).

For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1998 of approximately $33,882,000 of which $4,746,000 expires in 1999, $3,746,000 expires in 2000, $7,594,000 expires in 2001, $12,125,000 expires in 2002, $448,000 expires in 2003,
$1,933,000 expires in 2004 and $3,290,000 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1998, approximately $5,357,000 of the capital loss carryforward expired unused.

The average balance of dollar rolls outstanding during the year ended November 30, 1998 was approximately $4,811,000. The Fund did not hold any outstanding dollar rolls at November 30, 1998.

As of November 30, 1998, the Short-Intermediate Term Series had securities on loan with an aggregate market value of $13,263,545. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $13,274,850.

Transactions in options written during the period ended November 30, 1998, were as follows:

                                        Number of
                                        Contracts    Premiums
                                          (000)      Received
                                        ---------    ---------
Options written......................          50     $  5,078
Options expired......................          50       (5,078)
                                        ---------    ---------
Options outstanding at November 30,
  1998...............................           0     $      0
                                        =========     ========

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1998, the Short-Intermediate Term Series had a 0.90% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $7,030,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.30%, in the principal amount of $200,000,000, repurchase price $200,029,444, due 12/1/98. The value of the collateral including accrued interest was $204,347,311.

Deutsche Bank Securities Inc., 5.30%, in the principal amount of $200,000,000, repurchase price $200,029,444, due 12/1/98. The value of the collateral including accrued interest was $204,000,795.

Salomon Smith Barney Inc., 5.25%, in the principal amount of $200,000,000, repurchase price $200,029,167, due 12/1/98. The value of the collateral including accrued interest was $204,141,845.

Warburg Dillon Read LLC, 5.17%, in the principal amount of $185,154,000, repurchase price $185,180,590, due 12/1/98. The value of the collateral including accrued interest was $188,871,445.
--------------------------------------------------------------------------------
                                      B-48

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Note 6. Capital

Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Effective March 1, 1996 the Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest for the Money Market Series for the fiscal years ended November 30, 1998 and 1997 were as follows:

                                      Year ended November 30,
                                 ---------------------------------
                                      1998              1997
                                 ---------------   ---------------
Class A
-------------------------------
Shares sold....................    2,221,883,796     2,065,348,142
Shares issued in reinvestment
  of dividends and
  distributions................       26,646,608        26,712,713
Shares reacquired..............   (2,249,954,294)   (2,052,755,405)
                                 ---------------   ---------------
Net increase (decrease) in
  shares
  outstanding..................       (1,423,890)       39,305,450
                                 ===============    ==============
Class Z
-------------------------------
Shares sold....................       45,120,273         1,883,673
Shares issued in reinvestment
  of dividends and
  distributions................          907,962            32,464
Shares reacquired..............      (19,708,936)       (1,334,901)
                                 ---------------   ---------------
Net increase in shares
  outstanding..................       26,319,299           581,236
                                 ===============    ==============

Effective February 26, 1997 the Short-Intermediate Term Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively to a limited group of investors. Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1998 and November 30, 1997 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1998:
Shares sold..........................   1,705,356   $ 16,600,350
Shares issued in connection with
  acquisition of BlackRock Government
  Income Trust (Note 7)..............   2,597,731     25,405,808
Shares issued in reinvestment of
  dividends and distributions........     594,479      5,797,497
Shares reacquired....................  (4,917,018)   (47,986,897)
                                       ----------   ------------
Net decrease in shares outstanding...     (19,452)  $   (183,242)
                                       ==========   ============
Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1997:
Shares sold..........................     842,329   $  8,117,331
Shares issued in reinvestment of
  dividends and distributions........     605,236      5,839,119
Shares reacquired....................  (5,221,544)   (50,390,144)
                                       ----------   ------------
Net decrease in shares outstanding...  (3,773,979)  $(36,433,694)
                                       ==========   ============
Class Z
-------------------------------------
Year ended November 30, 1998:
Shares sold..........................     631,680   $  6,196,871
Shares issued in reinvestment of
  dividends and distributions........      20,672        202,391
Shares reacquired....................    (179,959)    (1,761,217)
                                       ----------   ------------
Net increase in shares outstanding...     472,393   $  4,638,045
                                       ==========   ============
February 26, 1997* through
  November 30, 1997:
Shares sold..........................          21   $        200
Shares issued in reinvestment of
  dividends and distributions........          --              4
                                       ----------   ------------
Net increase in shares outstanding...          21   $        204
                                       ==========   ============

---------------
* Commencement of offering of Class Z shares.

Effective February 21, 1997 the U.S. Treasury Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series for the fiscal years ended November 30, 1998 and 1997 were as follows:

                                      Year ended November 30,
                                 ---------------------------------
                                      1998              1997
                                 ---------------   ---------------
Class A
-------------------------------
Shares sold....................    4,398,749,349     4,683,800,584
Shares issued in reinvestment
  of dividends and
  distributions................       17,472,545        17,070,650
Shares reacquired..............   (4,512,021,356)   (4,573,416,591)
                                 ---------------   ---------------
Net increase (decrease) in
  shares outstanding...........      (95,799,462)      127,454,643
                                 ===============   ===============

--------------------------------------------------------------------------------
                                      B-49

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                    February 21,
                                      Year              1997*
                                      Ended            through
                                  November 30,      November 30,
                                      1998              1997
                                 ---------------   ---------------
Class Z
-------------------------------
Shares sold....................               --               200
Shares issued in reinvestment
  of dividends and
  distributions................                6                 5
                                 ---------------   ---------------
Net increase in shares
  outstanding..................                6               205
                                 ===============   ===============

---------------
* Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Acquisition of BlackRock Government Income Trust

On January 30, 1998, the Fund acquired all the net assets of The BlackRock Government Income Trust pursuant to a plan of reorganization approved by BlackRock Government Income Trust shareholders on January 23, 1998. The acquisition was accomplished by a tax-free exchange of 2,597,731 Class A shares of the Fund (valued at $25,405,808) for 2,697,007 shares of BlackRock Government Income Trust outstanding on January 30, 1998. BlackRock Government Income Trust's net assets at that date ($25,398,048), including $50,840 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and BlackRock Government Income Trust immediately before the acquisition were $142,497,936 and $25,398,048, respectively.
--------------------------------------------------------------------------------
                                      B-50

                                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                     MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                           Class A                                           Class Z
                                 ------------------------------------------------------------     -----------------------------
                                                   Year Ended November 30,                           Year Ended November 30,
                                 ------------------------------------------------------------     -----------------------------
                                   1998         1997         1996         1995         1994           1998             1997
                                 --------     --------     --------     --------     --------         ------           -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000       $  1.000          $1.000
Net investment income........       0.048        0.048        0.046        0.052        0.033          0.049           0.048
Dividends from net investment
  income.....................      (0.048)      (0.048)      (0.046)      (0.052)      (0.033)        (0.049)         (0.048)
                                 --------     --------     --------     --------     --------         ------           -----
Net asset value, end of
  period.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000       $  1.000          $1.000
                                 ========     ========     ========     ========     ========       ========          ======
TOTAL RETURN(a)..............        4.87%        4.87%        4.74%        5.20%        3.29%          5.00%           5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................    $590,004     $591,428     $552,123     $598,194     $637,343       $ 26,901          $  581
Average net assets (000).....    $589,649     $586,513     $589,147     $597,599     $732,867       $ 19,236          $  672
Ratios to average net assets:
   Expenses, including
      distribution fees......        0.80%        0.77%        0.86%        0.78%        0.77%          0.67%           0.65%
   Expenses, excluding
      distribution fees......        0.67%        0.65%        0.73%        0.65%        0.64%          0.67%           0.65%
   Net investment income.....        4.77%        4.77%        4.63%        5.15%        3.19%          4.89%           4.92%

                                  March 1,
                                   1996(b)
                                   Through
                                November 30,
                                    1996
                                ------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................      $ 1.000
Net investment income........        0.038
Dividends from net investment
  income.....................       (0.038)
                                     -----
Net asset value, end of
  period.....................      $ 1.000
                                   =======
TOTAL RETURN(a)..............         3.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................      $   204(c)
Average net assets (000).....      $ 1,962
Ratios to average net assets:
   Expenses, including
      distribution fees......         0.68%(d)
   Expenses, excluding
      distribution fees......         0.68%(d)
   Net investment income.....         4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

                                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                     SHORT-INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                                           Class A                                           Class Z
                                 ------------------------------------------------------------     -----------------------------
                                                                                                                   February 26,
                                                                                                                     1997(b)
                                                   Year Ended November 30,                         Year Ended        Through
                                 ------------------------------------------------------------     November 30,     November 30,
                                   1998         1997         1996         1995         1994           1998             1997
                                 --------     --------     --------     --------     --------         -----            -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................    $   9.74     $   9.70     $   9.74     $   9.17     $  10.06        $ 9.77           $ 9.64
                                 --------     --------     --------     --------     --------         -----            -----
Income from investment
  operations:
Net investment income........        0.51         0.56         0.51         0.56         0.64          0.47             0.47
Net realized and unrealized
  gain (loss) on investment
  transactions...............        0.06           --        (0.01)        0.55        (0.89)         0.13             0.07
                                 --------     --------     --------     --------     --------         -----            -----
   Total from investment
      operations.............        0.57         0.56         0.50         1.11        (0.25)         0.60             0.54
                                 --------     --------     --------     --------     --------         -----            -----
Less distributions:
Dividends from net investment
  income.....................       (0.54)       (0.52)       (0.54)       (0.54)       (0.52)        (0.56)           (0.41)
Tax return of capital
  distribution...............          --           --           --           --        (0.12)           --               --
                                 --------     --------     --------     --------     --------         -----            -----
Total distributions..........       (0.54)       (0.52)       (0.54)       (0.54)       (0.64)        (0.56)           (0.41)
                                 --------     --------     --------     --------     --------         -----            -----
Net asset value, end of
  period.....................    $   9.77     $   9.74     $   9.70     $   9.74     $   9.17        $ 9.81           $ 9.77
                                 ========     ========     ========     ========     ========        ======           ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................    $149,508     $149,162     $185,235     $212,996     $241,980        $4,635           $  207(c)
Average net assets (000).....    $155,680     $166,651     $186,567     $209,521     $307,382        $3,631           $  202(c)
Ratios to average net assets:
   Expenses, including
      distribution fees......        0.96%        0.97%        1.01%        0.95%        0.84%         0.78%            0.77%(d)
   Expenses, excluding
      distribution fees......        0.78%        0.77%        0.79%        0.75%        0.63%         0.78%            0.77%(d)
   Net investment income.....        5.26%        5.76%        5.99%        5.82%        5.48%         5.36%            6.52%(d)
Portfolio turnover rate......         155%         210%         132%         217%         431%          155%             210%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

                                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                     U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                           Class A                                           Class Z
                                 ------------------------------------------------------------     -----------------------------
                                                                                                                   February 21,
                                                                                                                     1997(b)
                                                   Year Ended November 30,                         Year Ended        Through
                                 ------------------------------------------------------------     November 30,     November 30,
                                   1998         1997         1996         1995         1994           1998             1997
                                 --------     --------     --------     --------     --------         -----            -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000           $1.000
Net investment income........       0.046        0.047        0.046        0.050        0.033         0.049            0.039
Dividends from net investment
  income.....................      (0.046)      (0.047)      (0.046)      (0.050)      (0.033)       (0.049)          (0.039)
                                 --------     --------     --------     --------     --------         -----            -----
Net asset value, end of
  period.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000           $1.000
                                 ========     ========     ========     ========     ========        ======           ======
TOTAL RETURN(a)..............        4.66%        4.80%        4.75%        5.08%        3.31%         5.05%            3.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................    $336,985     $432,784     $305,330     $339,334     $293,984        $  211(c)        $  205(c)
Average net assets (000).....    $420,140     $402,634     $393,060     $345,369     $308,454        $  209(c)        $  197(c)
Ratios to average net assets:
   Expenses, including
      distribution fees......        0.63%        0.65%        0.63%        0.62%        0.62%         0.51%            0.52%(d)
   Expenses, excluding
      distribution fees......        0.51%        0.52%        0.51%        0.50%        0.50%         0.51%            0.52%(d)
   Net investment income.....        4.57%        4.66%        4.57%        5.01%        3.21%         4.91%            3.89%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

Report of Independent Accountants         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Government Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the 'Fund') at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 21, 1999
--------------------------------------------------------------------------------
                                       B-54

                                  APPENDIX I

                         GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                  APPENDIX II

                          HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                          [CAMERA READY CHART OMITTED]


     Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

     Generally, stock returns are attributable to capital appreciation and the reinvesting any gains. Bond returns are due mainly to reinvesting interest.
Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield corporate bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in each Series' prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

---------------------------------------------------------------------------------------------------------------------------
YEAR                      1998      1989    1990      1991      1992      1993    1994       1995    1996    1997    1998
---------------------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds(1)                  7.0%     14.4%    8.5%     15.3%      7.2%     10.7%   (3.4)%     18.4%    2.7%    9.6%     10.0%
---------------------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Securities(2)             8.7%     15.4%   10.7%     15.7%      7.0%      6.8%   (1.6)%     16.8%    5.4%    9.5%      7.0%
---------------------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds(2)        9.2%     14.1%    7.1%     18.5%      8.7%     12.2%   (3.9)%     22.3%    3.3%   10.2%      8.6%
---------------------------------------------------------------------------------------------------------------------------
U.S. High Yield
Bonds(4)                 12.5%     0.8%    (9.6)%    46.2%     15.8%     17.1%   (1.0)%     19.2%   11.4%   12.8%      1.6%
---------------------------------------------------------------------------------------------------------------------------
World Government
Bonds(2)                  2.3%    (3.4)%   15.3%     16.2%      4.8%     15.1%     6.0%     19.6%    4.1%   (4.3)%     5.3%
===========================================================================================================================
Difference between
highest and lowest
returns percent          10.2%     18.8%   24.9%     30.9%      11.0%    10.3%     9.9%      5.5%    8.7%   17.1%      8.4%
---------------------------------------------------------------------------------------------------------------------------


-----------
1 Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15 and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.

5 Salomon Smith Barney World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     This chart illustrates the performance of major world stock markets for the period from 1985 through 1998. It does not represent the performance of any Prudential Mutual Fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK
MARKETS 12/31/85-12/31/98 (IN U.S. DOLLARS)


Belgium             22.7%
Spain               22.5%
The Netherlands     20.8%
Sweden              19.9%
Switzerland         18.3%
USA                 18.1%
Hong Kong           17.8%
France              17.4%
UK                  16.7%
Germany             13.4%
Austria              8.9%
Japan                6.5%


     Source: Morgan Stanley Capital International (MSCI). Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                          [CAMERA READY CHART OMITTED]





-----------
     Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future perfomnance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     CHART

     Source: Morgan Stanley Capital Intenational, December 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                     CHART

-----------
     Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be constnued to represent the yields of any Prudential Mutual Fund.

                APPENDIX III-INFORMATION RELATING TO PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Series is Managed-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

     The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Its principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage asset management, investment advisory services and real estate brokerage . Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

     MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of of December 31,1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

     REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents with over 1,400 office across the United States. 2

     HEALTHCARE.   Over   two  decades  ago,  Prudential  introduced  the  first
federally-funded,  for-profit  HMO  in  the  country.  Today,  approximately 4.9
million   Americans   receive   healthcare   from   a  Prudential  managed  care
membership.3


     FINANCIAL SERVICES. The Prudential Savings Bank (FSB), a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRONS and USA TODAY.

-----------
1  PIC  serves  as  the Subadviser to substantially all of the Prudential Mutual
     Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

2 As of December 31, 1997.

3 On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna Inc. for $1 billion.

                                     III-1

EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchased.4 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.


INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.5

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas. In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects/Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

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4 As of  December  31,  1997.  The  number of bonds and the size of the Fund are subject to change.

5  As of December 31, 1998.


                                     III-2